                                                      --------------------------
                                                       OMB Number: 3235-0570
                                                      --------------------------
                                                       Expires: Nov. 30, 2005

                                                       Estimated average burden
                                                       hours per response: 5.0
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


Investment Company Act
file number                         811-09797
--------------------------------------------------------------------------------


                            AIM Floating Rate Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                11 Greenway Plaza, Suite 100 Houston, Texas 77046
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)


                                Robert H. Graham
               11 Greenway Plaza, Suite 100 Houston, Texas 77046
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:       (713) 626-1919
                                                    ----------------------------


Date of fiscal year end:     12/31
                         --------------


Date of reporting period:    12/31/04
                          --------------

Item 1. Reports to Stockholders.

                                                          AIM FLOATING RATE FUND
                               Annual Report to Shareholders o December 31, 2004


                                 [COVER IMAGE]


YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

====================================================================================================================================
AIM FLOATING RATE FUND SEEKS TO PROVIDE A HIGH LEVEL OF CURRENT INCOME, AND SECONDARILY, PRESERVATION OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of 12/31/04 and is based on total net assets.
====================================================================================================================================


PRINCIPAL RISKS OF INVESTING IN THE FUND     (including government and corporate          o Industry classifications used in this
                                             securities, mortgage pass-through            report are generally according to the
o The fund is nondiversified, which          securities and asset-backed securities),     Global Industry Classification Standard,
increases risks as well as potential         is compiled by Lehman Brothers, a global     which was developed by and is the
rewards.                                     investment bank.                             exclusive property and a service mark of
                                                                                          Morgan Stanley Capital International
o The fund is a continuously offered,        o The unmanaged CSFB Leveraged Loan          Inc. and Standard & Poor's.
closed-end fund. No market currently         Index is an index of
exists for either share class and none       below-investment-grade loans designed to     The fund files its complete schedule of
is expected to develop. To provide           mirror the investable universe of the        portfolio holdings with the Securities
liquidity, the fund makes quarterly          U.S. dollar-denominated leveraged loan       and Exchange Commission ("SEC") for the
tender offers. Consider your liquidity       market. The index is compiled by Credit      1st and 3rd quarters of each fiscal year
needs when investing in the fund.            Suisse First Boston Corporation, a           on Form N-Q. The fund's Form N-Q filings
Floating rate investments should not be      global investment bank.                      are available on the SEC's Web site at
confused with money market funds, and                                                     http://www.sec.gov. Copies of the fund's
the fund will not maintain a stable net      o The unmanaged Lipper Closed End (CE)       Forms N-Q may be reviewed and copied at
asset value. The fund can invest all or      Loan Participation Fund Index represents     the SEC's Public Reference Room at 450
substantially all of its assets in           an average of the 10 largest CE loan         Fifth Street, N.W., Washington, D.C.
senior secured floating rate loans and       participation funds tracked by Lipper,       20549-0102. You can obtain information
senior secured debt securities or other      Inc., an independent mutual fund             on the operation of the Public Reference
securities rated below investment grade.     performance monitor.                         Room, including information about
These securities are generally                                                            duplicating fee charges, by calling
considered to have speculative               o The fund is not managed to track the       1-202-942-8090 or by electronic request
characteristics and are subject to           performance of any particular index,         at the following e-mail address:
greater risk of loss of principal and        including the indexes defined here, and      publicinfo@sec.gov. The SEC file numbers
interest than higher-rated securities.       consequently, the performance of the         for the fund are 811-09797 and
                                             fund may deviate significantly from the      333-72419. The fund's most recent
o As of June 1, 2004, the fund may           performance of the indexes.                  portfolio holdings, as filed on Form
borrow money to purchase additional                                                       N-Q, are also available at
investments (use leverage). The fund may     o A direct investment cannot be made in      AIMinvestments.com.
also borrow money to finance repurchase      an index. Unless otherwise indicated,
offers, or for temporary or emergency        index results include reinvested             A description of the policies and
purposes. Money raised through               dividends, and they do not reflect sales     procedures that the fund uses to
borrowings will be subject to interest       charges. Performance of an index of          determine how to vote proxies relating
costs which may or may not exceed the        funds reflects fund expenses;                to portfolio securities is available
interest on any assets purchased.            performance of a market index does not.      without charge, upon request, from our
Borrowing money to finance investments                                                    Client Services department at
also creates the risk of higher              OTHER INFORMATION                            800-959-4246 or on the AIM Web site,
volatility of the net asset value of the                                                  AIMinvestments.com. On the home page,
shares.                                      o The returns shown in the Management's      scroll down and click on AIM Funds Proxy
                                             Discussion of Fund Performance are based     Policy. The information is also
ABOUT INDEXES USED IN THIS REPORT            on net asset values calculated for           available on the Securities and Exchange
                                             shareholder transactions. Generally          Commission's Web site, sec.gov.
o The unmanaged Standard & Poor's            accepted accounting principles require
Composite Index of 500 Stocks (the S&P       adjustments to be made to the net assets     Information regarding how the fund voted
500--Registered Trademark-- Index) is        of the fund at period end for financial      proxies related to its portfolio
an index of common stocks frequently         reporting purposes, and as such, the net     securities during the 12 months ended
used as a general measure of U.S. stock      asset values for shareholder                 6/30/04 is available at our Web site. Go
market performance.                          transactions and the returns based on        to AIMinvestments.com, access the About
                                             those net asset values may differ from       Us tab, click on Required Notices and
o The unmanaged Lehman U.S. Aggregate        the net asset values and returns             then click on Proxy Voting Activity.
Bond Index, which represents the U.S.        reported in the Financial Highlights.        Next, select your fund from the
investment-grade fixed-rate bond market                                                   drop-down menu.






=============================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=============================================================================

===================================================
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE
===================================================

AIMinvestments.com

AIM FLOATING RATE FUND


                   DEAR FELLOW SHAREHOLDER OF THE AIM FAMILY OF
                   FUNDS--Registered Trademark--:

                   NEW BOARD CHAIRMAN

                   It is our pleasure to introduce you to Bruce Crockett, the
     [GRAHAM       new Chairman of the Board of Trustees of the AIM Funds. Bob
      PHOTO]       Graham has served as Chairman of the Board of Trustees of the
                   AIM Funds ever since Ted Bauer retired from that position in
ROBERT H. GRAHAM   2000. However, as you may be aware, the U.S. Securities and
                   Exchange Commission recently adopted a rule requiring that an independent fund trustee, meaning a trustee who is not an
   [WILLLIAMSON    officer of the fund's investment advisor, serve as chairman
      PHOTO]       of the funds' Board. In addition, a similar provision was
                   included in the terms of AIM Advisors' recent settlements
MARK H. WILLIAMSON with certain regulators. Accordingly, the AIM Funds' Board recently elected Mr. Crockett, one of the 14 independent
                   trustees on the AIM Funds' Board, as Chairman. His
    [CROCKETT      appointment became effective on October 4, 2004. Mr. Graham
      PHOTO]       will remain on the funds' Board, as will Mark Williamson,
                   President and Chief Executive Officer of AIM. Mr. Graham will
BRUCE L. CROCKETT  also remain Chairman of AIM Investments--Registered
                   Trademark--.

                      Mr. Crockett has been a member of the AIM Funds' Board
                   since 1992, when AIM acquired certain funds that had been advised by CIGNA. He had been a member of the board of those funds since 1978. Mr. Crockett has more than 30 years of experience in finance and general management and has been Chairman of Crockett Technologies Associates since 1996. He is the first independent chairman of the funds' Board in AIM's history, as he is not affiliated with AIM or AMVESCAP in any way. He is committed to ensuring that the AIM Funds adhere to the highest standards of corporate governance for the benefit of fund shareholders, and we at AIM share that commitment.

                   MARKET CONDITIONS DURING THE FISCAL YEAR

                   After nine months of slow growth, equity markets rallied late in the year to produce solid results for 2004. The S&P 500 Index was up 10.87% for the year as a whole, but that includes the 9.23% total return for the fourth quarter alone. For bonds, the turning point came earlier. Almost all of the 4.34% return produced by the Lehman U.S. Aggregate Bond Index came during the second half of the year, despite the fact that the Federal Reserve had begun raising short-term interest rates about halfway through the year. Overseas markets followed a similar pattern, with quite robust double-digit performance across the board, most of it produced during the second half of the year.

                      All in all, 2004 was a good year for American investors,
                   with the decline in the dollar over the course of the year lending a boost to returns from foreign holdings. And there were a number of solid economic numbers to report as of the end of the year:

                   o U.S. gross domestic product (GDP) rose each quarter during 2004. And respondents to the BusinessWeek magazine survey foresaw 2005 GDP growth at 3.5%, above the post-World War II average of 3.4%.

                   o The Institute for Supply Management's manufacturing and nonmanufacturing indexes--based on surveys of purchasing managers in industries that together cover more than 70% of the U.S. economy--both continued to rise during December and remained in very strong territory.

                   o Thomson First Call, which tracks corporate earnings and other information for clients in financial service industries, estimated S&P 500 earnings to be up 10.5% in 2005.

                      Of course, none of this can guarantee that 2005 will be
                   another good year. Over the short term, the only sure thing about the investment markets is their unpredictability. Hence, we have always urged shareholders to keep a long-term perspective on all their investments.

                   YOUR FUND

                   The following pages present a discussion of how your fund invests, how it performed compared to pertinent benchmarks during the fiscal year and how it has performed over the long term. We hope you find this information helpful. We also encourage you to visit AIMinvestments.com often. Updated information on your fund is always available there, as well as general information on a variety of investing topics.

                      As always, AIM is committed to building solutions for
                   your investment goals, and we thank you for your participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.


                   Sincerely,

                   /s/ ROBERT H. GRAHAM         /S/ MARK H. WILLIAMSON
                   Robert H. Graham             Mark H. Williamson
                   Chairman, AIM Investments    CEO & President, AIM Investments
                   President & Vice Chairman,   Trustee, AIM Funds
                   AIM Funds

                   January 28, 2005

                   AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

AIM FLOATING RATE FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


This fund provides investors an              distribution rate is calculated by           1980s. Even with the increased loan
alternative asset class--corporate           dividing the annualized sum of the           volume, the demand for these loans as
loans--which can provide income, low         previous 30 days' dividends declared by      investment instruments continued to
volatility, and upside potential in an       the offering price per share on the last     outstrip supply.
environment of rising interest rates.        day of the period.
                                                                                             Increased demand, of course, drove
========================================     HOW WE INVEST                                prices higher, pushing prices in the
FUND VS. INDEXES                                                                          secondary market above par for all but
                                             The fund invests at least 80% of its         the weakest credit loans. The higher
TOTAL RETURNS, 12/31/03-12/31/04,            assets in senior secured floating rate       prices have been an important driver of
EXCLUDING EARLY WITHDRAWAL CHARGES. IF       loans and senior secured floating rate       fund performance over the fiscal year.
EARLY WITHDRAWAL CHARGES WERE INCLUDED,      debt securities. The loans in which the
RETURNS WOULD BE LOWER.                      fund invests are made to U.S.                   Another beneficial market condition
                                             corporations by large domestic banks,        over the period was that as the U.S.
Class B Shares                     6.36%     and they enable corporations to expand,      economy continued to improve, credit
                                             recapitalize, launch new products,           risk generally declined. The relatively
Class C Shares                     5.98      purchase new equipment and facilities,       benign default risk within the bank loan
                                             or buy another company. In return, these     market also contributed to fund
Lehman U.S. Aggregate Bond Index             companies pledge both working capital        performance, as investors felt more
(Broad Market Index)               4.34      and fixed assets as collateral.              comfortable with credit risk and bid
                                                                                          prices higher. On December 31, 2004, the
CSFB Leveraged Loan Index                       We manage the fund with a                 trailing 12-month default rate for the
(Style-specific Index)             5.60      conservative approach, by focusing on        fund was 0.13%.
                                             credit quality and low volatility. We
Lipper CE Loan Participation Index           conduct strict credit research and              At the beginning of the year, the fed
(Peer Group Index)                 6.46      relative valuation analysis in order to      funds target rate was at a 46-year low.
                                             carefully balance credit risk and yield.     Though the Federal Reserve Board (the
SOURCE: LIPPER,INC.                                                                       Fed) did not raise the fed funds target
========================================     MARKET CONDITIONS AND YOUR FUND              rate until mid-year, the warnings of
                                                                                          such a move began in March. After its
   For the year ended December 31, 2004,     A number of factors affected performance     initial increase in June, the Fed raised
AIM Floating Rate Fund outperformed the      over the year. These included supply and     its target rate four more times, each
Lehman U.S. Aggregate Bond Index (the        demand, rising interest rates,               time increasing it by 25 basis points
Lehman Aggregate). The fund invests in       compressed credit spreads, an improving      (0.25%). As of December 31, 2004, the
lower-rated fixed-income instruments,        economy and the fund's use of leverage.      rate stood at 2.25%, and the statement
primarily senior secured corporate                                                        issued in mid-December indicated that
loans, and these generally outperformed         U.S. leveraged loan volume increased      future increases could be expected.
the broad market of investment-grade         by 46% from 2003 to 2004, reaching $480
bonds, which the Lehman Aggregate            billion. Leveraged buyouts and mergers          The bank loans in which the fund
represents. The fund also outperformed       and acquisitions contributed heavily to      invests float above a different
its style-specific index, and its            the increase, amounting to more than $50     short-term rate, the 3-month London
performance was in line with that of its     billion, a figure that has not been          Interbank Offered Rate (LIBOR), which is
peer group.                                  recorded since the                           the rate of interest at which banks
                                                                                          borrow funds from other banks. The LIBOR
   As of December 31, 2004, the 30-day                                                    began the year at 1.15%. Published
distribution rate at offering price for                                                   daily, the rate began to rise slightly
the fund's Class B and Class C shares                                                     in April, with a sharper increase in
was 3.91% and 3.66%, respectively. The                                                    June. By June 30, the rate had risen to
fund's 30-day                                                                             1.61%, and at the close of the year, the
                                                                                          rate was 2.56%.

====================================================================================================================================
PORTFOLIO COMPOSITION                        TOP 10 FIXED-INCOME ISSUERS*                 TOP 10 INDUSTRIES*

By sector, based on total investments         1.  United Industries Co.          2.3%      1. Broadcasting & Cable TV        12.0%

              [PIE CHART]                     2.  Nextel Communications, Inc.    1.6       2. Publishing                      7.5

Health Care                         8.9%      3.  Community Health Systems, Inc. 1.6       3. Wireless Telecommunication
                                                                                               Services                       5.9
Telecommunication Services          7.8%      4.  Huntsman ICI Chemicals LLC     1.5
                                                                                           4. Health Care Facilities          5.4
Information Technology              5.3%      5.  Rockwood Specialties Inc.      1.4
                                                                                           5. Specialty Chemicals             4.5
Utilities                           2.1%      6.  Graham Packaging Co., L.P.     1.4
                                                                                           6. Industrial Conglomerates        4.3
Energy                              1.1%      7.  Wynn Resorts, Ltd.             1.3
                                                                                           7. Leisure Facilities              4.2
Financials                          0.7%      8.  Charter Communications, Inc.   1.3
                                                                                           8. Casinos & Gaming                4.2
Money Market Funds                  0.8%      9.  Adelphia (Olympus Cable
                                                  Holding) Communications Corp.  1.3       9. Household Products              4.1
Consumer Discretionary             32.5%
                                              10. Advertising Direct Solutions            10. Aerospace & Defense             3.8
Industrials                        17.5%          Holdings Inc.                  1.2

Materials                          14.1%

Consumer Staples                   9.2%

The fund's holdings are subject to change, and there is no assurance that the fund's portfolio will continue to include any particular holding.

*Excluding money market fund holdings.
====================================================================================================================================

   Because interest rates have been          quality and relative valuation. As part      particular security. The information is
increasing, the portfolio's yield has        of our overall sector view, we have          not a complete analysis of every aspect
also increased. The interest rate on the     selectively favored loans within the         of any market, country, industry,
instruments in which the fund invests is     consumer discretionary, industrials, and     security or the fund. Statements of fact
floating rather than fixed, so the yield     materials sectors. Within the consumer       are from sources considered reliable,
increases as short-term interest rates       discretionary sector, our largest            but A I M Advisors, Inc. makes no
rise. The fund's yield for Class B           industry concentration was broadcasting      representation or warranty as to their
shares increased from 3.22% to 3.91%         and cable TV. In industrials, loans fell     completeness or accuracy. Although
over the period.                             most often in the industrial                 historical performance is no guarantee
                                             conglomerates, machinery, and aerospace      of future results, these insights may
   Increased demand and an improving         and defense industries. In materials,        help you understand our investment
economy resulted in high prices for          our loans favored specialty chemicals,       management philosophy.
loans and a lower interest rate spread       diversified chemicals, and metal and
above LIBOR. Whereas leveraged loans         glass containers.                                  See important fund and index
typically float at 250 to 350 basis                                                           disclosures inside front cover.
points (2.5% to 3.5%) above LIBOR, the          Throughout the fiscal year, we have
spread compressed over the period to the     continued to manage the fund using our
lower end of the historical range. An        conservative approach, balancing credit
increasing base rate could help              risk and yield, and managing the fund to                       ANTHONY R. CLEMENTE,
counteract the effect of the trend of        reduce volatility, thereby preserving                          senior portfolio
narrow spreads.                              capital. As a result of our focus on             [CLEMENTE     manager, is co-
                                             reducing volatility, the share price for           PHOTO]      manager of AIM
   A strategy that we began to employ        Class B shares stayed within a range of                        Floating Rate Fund. He
during the period was the use of             $8.77 and $9.02, a fluctuation of less                         began his investment
leverage. From its inception, the fund       than 3%. Keep in mind that although we       career in 1982 and joined INVESCO (NY),
had been allowed to borrow for the           seek to maintain a relatively stable         Inc. in 1998. Mr. Clemente earned a B.A.
purpose of purchasing up to 33% of           share price, the value of fund shares        in economics from St. Lawrence
portfolio assets, but we had never           will fluctuate.                              University.
utilized this tool. Effective June 1,
the Board of Trustees authorized us to       IN CLOSING                                                     THOMAS EWALD,
pursue obtaining a credit leverage                                                                          portfolio manager, is
facility. We believe that the use of         We view this fund as an alternative                [EWALD      co-manager of AIM
leverage since that time has contributed     investment within an investor's                    PHOTO]      Floating Rate Fund.
to an increased yield. The 30-day yield      portfolio, one which has little                                Mr. Ewald joined
at NAV on Class B shares rose from 2.38%     correlation to other types of                                  INVESCO in 2000 as a
on June 30, 2004, to 3.91% on December       investments. We believe that by              credit analyst and was promoted to
31, 2004. The fund's use of leverage         investing in a highly diversified            portfolio manager of certain other funds
enabled us to increase the number of         portfolio of loans that our research has     in 2001. Mr. Ewald earned an A.B. from
holdings in the fund's portfolio from        determined to have attractive quality        Harvard College and an M.B.A. from the
237 at the end of May 2004 to 306 at the     profiles, the fund may provide a             Darden School of Business at the
end of the year. A significant increase      competitive return with limited risk to      University of Virginia.
in holdings provides further                 principal.
diversification and lessens
single-issuer risk.                          The views and opinions expressed in          REPURCHASE REMINDER
                                             Management's Discussion of Fund
   Because the loan market is a private      Performance are those of A I M Advisors,     AIM Floating Rate Fund's remaining
market, we are limited to the loans that     Inc. These views and opinions are            quarterly repurchase offer dates for
are available in the market at any given     subject to change at any time based on       2005 are:
time, and this makes it difficult to         factors such as market and economic
execute on sector allocation or              conditions. These views and opinions may     SECOND QUARTER:
weightings strategies. While we do have      not be relied upon as investment advice      APRIL 29-MAY 20
a sector strategy overlay, our main          or recommendations, or as an offer for a
emphasis is on fundamentals such as                                                       THIRD QUARTER:
credit                                                                                    JULY 29-AUGUST 19

                                                                                          FOURTH QUARTER:
                                                                                          OCTOBER 28-NOVEMBER 18

                                                                                          During repurchase periods, shareholders
                                                                                          may tender (redeem) their shares in AIM
                                                                                          Floating Rate Fund if they wish, but
                                                                                          they are under no obligation to do so.

========================================

TOTAL NET ASSETS          $225.3 MILLION

TOTAL NUMBER OF HOLDINGS*            306

========================================                                                            [RIGHT ARROW GRAPHIC]

                                                                                          FOR A PRESENTATION OF YOUR FUND'S
                                                                                          EXPENSES AND LONG-TERM PERFORMANCE
                                                                                          RECORD,PLEASE TURN THE PAGE.

AIM FLOATING RATE FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      You may use the information in this          used to estimate your actual ending
                                             table, together with the amount you          account balance or expenses you paid for
As a shareholder of the fund, you incur      invested, to estimate the expenses that      the period. You may use this information
two types of costs: (1) transaction          you paid over the period. Simply divide      to compare the ongoing costs of
costs, which may include sales charges       your account value by $1,000 (for            investing in the fund and other funds.
(loads) on purchase payments; contingent     example, an $8,600 account value divided     To do so, compare this 5% hypothetical
deferred sales charges on redemptions;       by $1,000 = 8.6), then multiply the          example with the 5% hypothetical
and redemption fees, if any; and (2)         result by the number in the table under      examples that appear in the shareholder
ongoing costs, including management          the heading entitled "Actual Expenses        reports of the other funds.
fees; distribution and/or service fees       Paid During Period" to estimate the
(12b-1); and other fund expenses. This       expenses you paid on your account during        Please note that the expenses shown
example is intended to help you              this period.                                 in the table are meant to highlight your
understand your ongoing costs (in                                                         ongoing costs only and do not reflect
dollars) of investing in the fund and to     HYPOTHETICAL EXAMPLE FOR COMPARISON          any transactional costs, such as sales
compare these costs with ongoing costs       PURPOSES                                     charges (loads) on purchase payments,
of investing in other mutual funds. The                                                   contingent deferred sales charges on
example is based on an investment of         The table below also provides                redemptions, and redemption fees, if
$1,000 invested at the beginning of the      information about hypothetical account       any. Therefore, the hypothetical
period and held for the entire period,       values and hypothetical expenses based       information is useful in comparing
July 1, 2004-December 31, 2004.              on the fund's actual expense ratio and       ongoing costs only, and will not help
                                             an assumed rate of return of 5% per year     you determine the relative total costs
ACTUAL EXPENSES                              before expenses, which is not the fund's     of owning different funds. In addition,
                                             actual return. The hypothetical account      if these transactional costs were
The table below provides information         values and expenses may not be               included, your costs would have been
about actual account values and actual                                                    higher.
expenses.

====================================================================================================================================
                                                      ACTUAL                                   HYPOTHETICAL
                                                                                    (5% ANNUAL RETURN BEFORE EXPENSES)

               BEGINNING ACCOUNT      ENDING ACCOUNT                EXPENSES       ENDING ACCOUNT           EXPENSES
 SHARE              VALUE                  VALUE                   PAID DURING         VALUE               PAID DURING
 CLASS            (7/01/04)            (12/31/04)(1)                PERIOD(2)       (12/31/04)              PERIOD(2)
Class B           $1,000.00              $1,033.70                   $ 9.15          $1,016.14               $ 9.07
Class C            1,000.00               1,032.50                    10.42           1,014.88                10.33


(1)The actual ending account value is based on the actual total return of the fund for the period July 1, 2004, to December 31,
2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2004, to December 31, 2004, was 3.37% and 3.25% for Class B and C shares, respectively, including fund expenses.

(2)Expenses are equal to the fund's annualized expense ratio (1.79% and 2.04% for Class B and C shares, respectively) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
====================================================================================================================================

YOUR FUND'S LONG-TERM PERFORMANCE

========================================
AVERAGE ANNUAL TOTAL RETURNS                 comparable future results; current           charge, which declines from 3% beginning
                                             performance may be lower or higher.          at the time of purchase to 0% at the
As of 12/31/04, including early              Please visit AIMinvestments.com for the      beginning of the fifth year. One-year
withdrawal charges, if applicable            most recent month-end performance.           Class C share performance reflects the
                                             Performance figures reflect reinvested       1% early withdrawal charge that applies
CLASS B SHARES                               distributions, changes in net asset          for one year after time of purchase.
Inception (5/1/97)                 4.63%     value and the effect of the maximum
 5 Years                           3.90      sales charge unless otherwise stated.           The performance of the fund's share
 1 Year                            3.36      Investment return and principal value        classes will differ due to different
                                             will fluctuate so that you may have a        sales charge structures and class
CLASS C SHARES                               gain or loss when you sell shares.           expenses.
Inception (3/31/00)                3.48%
 1 Year                            4.98         Class B share performance reflects           For Class C shares, had the advisor
========================================     the maximum applicable early withdrawal      not waived fees and/or reimbursed
                                                                                          expenses, returns would have been lower.
The performance data quoted represent
past performance and cannot guarantee
                                                                                          [ARROW
                                                                                          BUTTON        For More Information Visit
                                                                                          IMAGE]            AIMinvestments.com

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2004


                                                MOODY'S    PRINCIPAL
                                               RATING(a)     AMOUNT        VALUE
------------------------------------------------------------------------------------
SENIOR SECURED FLOATING RATE INTERESTS-113.36%(b)(c)

ADVERTISING-0.45%

Lamar Advertising Co.
  Term Loan D due 06/30/10                        Ba2      $1,000,000   $  1,012,500
====================================================================================

AEROSPACE & DEFENSE-3.79%

Alion Science & Technology
  Term Loan B due 08/02/09                        B1          718,200        718,200
------------------------------------------------------------------------------------
Alliant Techsystems Inc.
  Term Loan B due 03/31/11                        Ba2         518,444        524,925
------------------------------------------------------------------------------------
Anteon International Corp.
  Term Loan B due 12/31/10                        Ba3         945,468        956,695
------------------------------------------------------------------------------------
ARINC Inc.
  Term Loan B due 03/10/11                        Ba3         248,125        250,917
------------------------------------------------------------------------------------
CACI International Inc.
  Term Loan B due 05/03/11                        Ba2         251,810        254,485
------------------------------------------------------------------------------------
Ceradyne Inc.
  Term Loan due 08/18/11                          Ba3         718,200        727,178
------------------------------------------------------------------------------------
DRS Technologies, Inc.
  Term Loan due 11/04/10                          Ba3         517,934        524,409
------------------------------------------------------------------------------------
K&F Industries, Inc.
  Term Loan due 11/18/12                          B2          759,099        771,197
------------------------------------------------------------------------------------
MTU Aero Engines
  Term Loan C due 12/31/12                        Ba3         670,000        673,350
------------------------------------------------------------------------------------
Titan Corp. (The)
  Term Loan B due 06/30/09                        Ba3       1,225,919      1,237,412
------------------------------------------------------------------------------------
TransDigm, Inc.
  Term Loan C due 07/22/10                        B1          316,905        321,262
------------------------------------------------------------------------------------
United Defense Industries, Inc.
  Term Loan B due 08/13/09                        Ba2       1,564,236      1,581,834
====================================================================================
                                                                           8,541,864
====================================================================================

AGRICULTURAL PRODUCTS-0.79%

Ames True Temper
  Term Loan due 06/28/11                          B2        1,755,315      1,781,644
====================================================================================

AIR FREIGHT & LOGISTICS-0.05%

Gemini Air Cargo, Inc.
  Term Loan A due 12/31/11                        --          395,935        118,781
====================================================================================

ALTERNATIVE CARRIERS-0.47%

WilTel Communications, LLC First Lien Term
  Loan due 06/30/10                               B2        1,060,582      1,063,896
====================================================================================

APPAREL RETAIL-0.30%

William Carter Co. (The)
  Term Loan C due 09/30/08                        Ba3         670,492        677,197
====================================================================================

                                                MOODY'S    PRINCIPAL
                                               RATING(a)     AMOUNT        VALUE
------------------------------------------------------------------------------------


APPAREL, ACCESSORIES & LUXURY GOODS-0.77%

American Achievement Corp.
  Term Loan B due 03/25/11                        B1       $  158,800   $    161,281
------------------------------------------------------------------------------------
Jostens, Inc.
  Term Loan C due 12/06/11                        B1        1,562,000      1,580,224
====================================================================================
                                                                           1,741,505
====================================================================================

AUTO PARTS & EQUIPMENT-3.32%

Affinia Group Inc.
  Term Loan B due 11/30/11                        B2          164,285        166,818
------------------------------------------------------------------------------------
Hayes Lemmerz International, Inc.
  Term Loan B due 06/03/09                        Ba3         812,157        822,309
------------------------------------------------------------------------------------
Key Automotive Group
  Term Loan B due 06/29/10                        B1        1,544,226      1,565,459
------------------------------------------------------------------------------------
Keystone Automotive
  Operations Inc.
  Term Loan due 10/30/09                          B1          280,435        282,188
------------------------------------------------------------------------------------
Mark IV Industries (Dayco Products, Inc.)
  Term Loan B due 06/23/11                        B1        1,094,500      1,109,549
------------------------------------------------------------------------------------
Metaldyne Co. LLC (MascoTech)
  Term Loan D due 12/31/09                        B2          753,317        752,061
------------------------------------------------------------------------------------
MetoKote Corp.
  First Lien Term Loan due 08/13/10               B1          230,511        233,681
------------------------------------------------------------------------------------
  Second Lien Term Loan due 02/13/11              B3          440,000        444,950
------------------------------------------------------------------------------------
Plastech Engineered Products
  Term Loan B due 03/31/10                        Ba3         358,517        363,671
------------------------------------------------------------------------------------
Tenneco Automotive Inc.
  Term Loan B due 12/12/10                        B1          703,248        716,873
------------------------------------------------------------------------------------
  Term Loan B1 due 12/12/10                       B1          319,658        325,452
------------------------------------------------------------------------------------
United Components Inc.
  Term Loan C due 06/30/10                        B1          680,533        687,339
====================================================================================
                                                                           7,470,350
====================================================================================

AUTOMOBILE MANUFACTURERS-1.23%

TRW Automotive, Inc.
  Term Loan D-1 due 02/28/11                      Ba2         759,478        761,377
------------------------------------------------------------------------------------
  Term Loan E due 10/31/10                        Ba2       2,000,000      2,005,000
====================================================================================
                                                                           2,766,377
====================================================================================

BROADCASTING & CABLE TV-10.66%

Adelphia (Olympus Cable Holding)
  Communications Corp.
  Term Loan B due 09/30/10                        B2        3,000,000      2,985,000
------------------------------------------------------------------------------------
Adelphia Communications Corp.
  Term Loan B due 03/31/05                        Ba2         500,000        502,500
------------------------------------------------------------------------------------


                                                MOODY'S    PRINCIPAL
                                               RATING(a)     AMOUNT        VALUE
------------------------------------------------------------------------------------
BROADCASTING & CABLE TV-(CONTINUED)

Alliance Atlantis
  Communications Inc.
  Term Loan B due 12/20/11                        Ba2      $  500,000   $    506,250
------------------------------------------------------------------------------------
Atlantic Broadband
  Term Loan B due 09/01/11                        B2        1,000,000      1,015,625
------------------------------------------------------------------------------------
Bragg Communications Inc. (Canada)
  Term Loan B due 08/31/11                        B1          997,500      1,009,969
------------------------------------------------------------------------------------
Cebridge Connections
  First Lien Term Loan
  due 02/23/09                                   Caa1         347,375        347,158
------------------------------------------------------------------------------------
Charter Communications, Inc.
  Term Loan B due 04/07/11                        B2        2,985,000      2,985,466
------------------------------------------------------------------------------------
DIRECTV Holdings LLC
  Term Loan B3 due 03/06/10                       Ba2       1,445,357      1,459,811
------------------------------------------------------------------------------------
Emmis Communications Corp.
  Term Loan B due 11/10/11                        Ba2       1,250,000      1,262,891
------------------------------------------------------------------------------------
Entravision Communications Co.
  Term Loan B due 02/24/12                        B1          500,000        503,750
------------------------------------------------------------------------------------
Gray Television, Inc.
  Term Loan due 06/30/11                          Ba2         250,000        252,813
------------------------------------------------------------------------------------
Inmarsat Investments Ltd.
  (United Kingdom)
  Term Loan B due 12/17/10                        Ba3         573,034        578,764
------------------------------------------------------------------------------------
  Term Loan C due 12/17/11                        Ba3         574,381        579,694
------------------------------------------------------------------------------------
Insight Communications Co., Inc.
  Term Loan B due 12/31/09                        Ba3       1,980,000      2,010,938
------------------------------------------------------------------------------------
MCC Iowa LLC
  Term Loan B due 09/30/10                        Ba3       1,492,500      1,512,400
------------------------------------------------------------------------------------
Pan Am Sat Corp.
  Term Loan B due 08/20/11                        B1        2,386,381      2,397,717
------------------------------------------------------------------------------------
Persona Communications LLC
  Term Loan B due 08/01/11                        B2          497,500        503,097
------------------------------------------------------------------------------------

RCN Corp.
  First Lien Term Loan
  due 12/21/11                                    B3        1,000,000      1,002,500
------------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc.
  Term Loan C due 12/31/09                        Ba2         279,070        281,861
------------------------------------------------------------------------------------
Spanish Broadcasting System, Inc.
  Term Loan B due 10/30/09                        B1          321,750        324,968
------------------------------------------------------------------------------------
Susquehanna Media Co.
  Term Loan B due 03/31/12                        Ba2         500,000        505,625
------------------------------------------------------------------------------------
WideOpenWest Illinois Inc.
  Add Term B due 06/22/11                         B2          798,000        800,494
------------------------------------------------------------------------------------
  Term Loan B due 06/22/11                        B2          691,015        694,470
====================================================================================
                                                                          24,023,761
====================================================================================


BUILDING PRODUCTS-1.27%


Nortek Holdings, Inc.
  Term Loan due 08/27/11                          B1       $  748,125   $    760,750
------------------------------------------------------------------------------------
Premdor Inc.
  Term Loan C1 due 08/31/08                       Ba2       1,461,121      1,468,427
------------------------------------------------------------------------------------

                                                MOODY'S    PRINCIPAL
                                               RATING(a)     AMOUNT        VALUE
------------------------------------------------------------------------------------

BUILDING PRODUCTS-(CONTINUED)

  Term Loan C2 due 08/31/08                       Ba2         297,747        301,842
------------------------------------------------------------------------------------
United Subcontractors, Inc.
  First Lien Term Loan
  due 04/21/11                                    B1          266,000        269,658
------------------------------------------------------------------------------------
  Second Lien Term Loan due 10/21/11              B3           66,667         68,000
====================================================================================
                                                                           2,868,677
====================================================================================


CASINOS & GAMING-4.22%


Alliance Gaming Corp.
  Term Loan due 09/04/09                          Ba3         366,017        365,788
------------------------------------------------------------------------------------
Boyd Gaming Corp.
  Term Loan B due 06/30/11                        Ba2       1,243,750      1,259,556
------------------------------------------------------------------------------------
Global Cash Access, LLC
  Term Loan B due 03/10/10                        B2          280,673        284,532
------------------------------------------------------------------------------------
Green Valley Ranch Resort
  Term Loan due 12/17/11                          B1          230,260        232,563
------------------------------------------------------------------------------------
Isle of Capri Black Hawk, LLC
  Term Loan C due 12/31/07                        B1        1,001,873      1,015,649
------------------------------------------------------------------------------------
Las Vegas Sands, Inc. (Venetian Casino
  Resort, LLC)
  Delayed Loan due 06/15/11(d)                    B1          272,727        276,477
------------------------------------------------------------------------------------
  Term Loan B due 06/15/11                        B1        1,727,273      1,747,784
------------------------------------------------------------------------------------
Marina District Development
  Co. LLC
  Term Loan B due 10/20/11                        B1          785,981        793,841
------------------------------------------------------------------------------------
Penn National Gaming Inc.
  Term Loan D due 09/01/07                        Ba3         495,325        502,135
------------------------------------------------------------------------------------
Wynn Resorts, Ltd.
  Delayed Loan due 12/14/10(d)                    --        3,000,000      3,037,500
====================================================================================
                                                                           9,515,825
====================================================================================


COMMODITY CHEMICALS-1.80%


Brenntag A.G. (Germany)
  Term Loan B2 due 02/27/12                       B1          670,000        680,050
------------------------------------------------------------------------------------
Huntsman Corp.
  Term Loan B due 03/31/10                        B2        2,110,000      2,148,244
------------------------------------------------------------------------------------
INVISTA
  Term Loan B1 due 04/29/11                       --          662,360        673,538
------------------------------------------------------------------------------------
  Term Loan B2 due 04/29/11                       --          298,841        303,697
------------------------------------------------------------------------------------
Wellman, Inc.
  First Lien Loan due 02/10/09                    B1          150,000        152,250
------------------------------------------------------------------------------------
Westlake Chemical Corp.
  Term Loan B due 07/31/10                        Ba1         100,500        101,505
====================================================================================
                                                                           4,059,284
====================================================================================


COMMUNICATIONS EQUIPMENT-2.97%


AAT Communications
  Term Loan B due 01/16/12                        B1        1,803,622      1,828,422
------------------------------------------------------------------------------------
American Tower Corp.
  Term Loan B due 08/31/11                        Ba3       1,492,500      1,512,276
------------------------------------------------------------------------------------


                                                MOODY'S    PRINCIPAL
                                               RATING(a)     AMOUNT        VALUE
------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT-(CONTINUED)

GCI Holdings, Inc.
  Term Loan due 10/31/07                          Ba2      $  417,470   $    420,340
------------------------------------------------------------------------------------
New Skies Satellites B.V. (Netherlands)
  Term Loan B due 05/02/11                        B1          250,000        253,125
------------------------------------------------------------------------------------
Qwest Corp.
  Term Loan A due 06/30/07                        Ba3       1,055,556      1,100,417
------------------------------------------------------------------------------------
SpectraSite Communications, Inc.
  Term Loan B due 05/19/12                        Ba3       1,562,846      1,578,474
====================================================================================
                                                                           6,693,054
====================================================================================

COMPUTER HARDWARE-0.91%

DecisionOne Corp.
  Term Loan due 12/30/05(e)(f)                    B2          332,650         77,641
------------------------------------------------------------------------------------
Seagate Technology Inc.
  Term Loan B due 05/13/07                        Ba1       1,950,000      1,978,031
====================================================================================
                                                                           2,055,672
====================================================================================

CONSTRUCTION MATERIALS-0.11%

Hillman Group (The)
  Term Loan B due 03/31/11                        B2          248,125        251,227
====================================================================================

DIVERSIFIED CHEMICALS-2.51%

Celanese A.G. (Germany)
  Term Loan B due 04/06/11                        Ba3       1,097,250      1,115,080
------------------------------------------------------------------------------------
  Term Loan C due 12/08/11                        B2        1,300,000      1,324,375
------------------------------------------------------------------------------------
Rockwood Specialties Inc.
  Term Loan D due 12/10/12                        B1        3,200,000      3,221,002
====================================================================================
                                                                           5,660,457
====================================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.78%

Coinmach Corp.
  Term Loan B due 07/25/09                        B2        1,197,653      1,209,630
------------------------------------------------------------------------------------
Iron Mountain, Inc.
  Term Loan due 04/02/11                          B2          500,000        502,500
------------------------------------------------------------------------------------
  Term Loan C due 04/02/11                        B2          750,822        756,453
------------------------------------------------------------------------------------
UGS Corp.
  Term Loan due 05/27/11                          B1          776,100        787,742
------------------------------------------------------------------------------------
US Investigations Services, Inc.
  Term Loan C due 12/31/08                        B1          749,299        756,792
====================================================================================
                                                                           4,013,117
====================================================================================

DIVERSIFIED METALS & MINING-0.37%

Foundation Coal Holdings, Inc.
  Term Loan due 07/30/11                          Ba3         819,149        831,436
====================================================================================

DRUG RETAIL-1.40%

Alimentation Couche-Tard
  Term Loan due 12/17/10                          Ba2      $  243,061   $    246,403
------------------------------------------------------------------------------------

                                                MOODY'S    PRINCIPAL
                                               RATING(a)     AMOUNT        VALUE
------------------------------------------------------------------------------------

General Nutrition Centers, Inc.
  Term Loan B due 12/07/09                        B2          495,000        495,000
------------------------------------------------------------------------------------
Jean Coutu Group Inc. (The)
  Term Loan B due 07/30/11                        B1        1,895,250      1,926,048
------------------------------------------------------------------------------------
NBTY Inc.
  Term Loan C due 06/30/09                        Ba2         185,823        187,682
------------------------------------------------------------------------------------
Pantry, Inc. (The)
  Term Loan due 03/12/11                          B1          290,319        294,311
====================================================================================
                                                                           3,149,444
====================================================================================

ELECTRIC UTILITIES-2.43%

AES Corp.
  Term Loan due 04/30/08                          Ba3         315,000        319,594
------------------------------------------------------------------------------------
Allegheny Energy, Inc.
  Term Loan due 03/08/11                          B1          763,763        777,129
------------------------------------------------------------------------------------
Coleto Creek WLE, LP
  Term Loan B due 06/30/11                        Ba2         373,125        379,422
------------------------------------------------------------------------------------
Dynegy Inc.
  Term Loan B due 05/28/10                        B2          835,800        850,427
------------------------------------------------------------------------------------
Midwest Generation, LLC
  Term Loan B due 04/27/11                        Ba3         799,758        812,254
------------------------------------------------------------------------------------
Northern Star Generation, LLC
  Term Loan due 12/13/11                          B1          300,000        304,875
------------------------------------------------------------------------------------
NRG Energy, Inc.
  Loan C due 12/24/11                             Ba3         546,875        549,268
------------------------------------------------------------------------------------
  Term Loan due 12/24/11                          Ba3         703,125        706,348
------------------------------------------------------------------------------------
Tucson Electric Power Co.
  Term Loan B Credit Linked Note due 06/30/09     Ba2         750,000        757,500
====================================================================================
                                                                           5,456,817
====================================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.82%

VeriFone, Inc.
  Second Lien Term Loan due 12/31/11              B3          570,000        579,975
------------------------------------------------------------------------------------
  Term Loan B due 06/30/11                        B1        1,253,700      1,272,506
====================================================================================
                                                                           1,852,481
====================================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-0.99%

Amphenol Corp.
  Term Loan B2 due 05/06/10                       Ba1       2,200,000      2,222,000
====================================================================================

EMPLOYMENT SERVICES-0.31%

AMN Healthcare Services, Inc.
  Term Loan B due 10/02/08                        Ba2         586,865        591,266
------------------------------------------------------------------------------------
Cross Country Healthcare, Inc.
  Term Loan B due 06/05/09                        Ba1          97,249         97,735
====================================================================================
                                                                             689,001
====================================================================================


                                                MOODY'S    PRINCIPAL
                                               RATING(a)     AMOUNT        VALUE
------------------------------------------------------------------------------------

ENVIRONMENTAL SERVICES-1.26%

Allied Waste Industries, Inc.
  Term Loan B due 01/15/10                        B1       $1,211,382   $  1,231,068
------------------------------------------------------------------------------------
  Term Loan C due 01/15/10                        B1          981,531        997,481
------------------------------------------------------------------------------------
Safety-Kleen Corp.
  Term Loan due 12/24/08(g)                      Caa1         600,368        600,368
====================================================================================
                                                                           2,828,917
====================================================================================

FOOD DISTRIBUTORS-1.34%

Carrols Corp.
  Term Loan B due 12/31/10                        B1          250,000        253,750
------------------------------------------------------------------------------------
Land O' Lakes, Inc.
  Term Loan B due 10/10/08                        B1          202,046        205,203
------------------------------------------------------------------------------------
Leiner Health Products Group, Inc.
  Term Loan B due 05/27/11                        B1          547,250        555,459
------------------------------------------------------------------------------------
Merisant Co.
  Term Loan B due 01/11/10                        B1          608,221        609,928
------------------------------------------------------------------------------------
Nash Finch Co.
  Term Loan B due 12/12/10                        B1          500,000        505,625
------------------------------------------------------------------------------------
OSI Group LLC
  Dutch Term Loan due 09/02/11                    Ba3         136,879        138,334
------------------------------------------------------------------------------------
  German Term Loan due 09/02/11                   Ba3         109,503        110,667
------------------------------------------------------------------------------------
  US Term Loan due 09/02/11                       Ba3         246,383        249,770
------------------------------------------------------------------------------------
Pierre Foods, Inc.
  Term Loan B due 06/30/10                        B1           45,512         45,938
------------------------------------------------------------------------------------
Pinnacle Foods Group, Inc. (Aurora Foods)
  Term Loan due 11/25/10                          B1          351,266        351,046
====================================================================================
                                                                           3,025,720
====================================================================================

FOREST PRODUCTS-1.46%

Boise Cascade, LLC
  Term Loan B due 10/28/11                        Ba3       1,020,274      1,036,535
------------------------------------------------------------------------------------
  Term Loan C due 10/29/10                        Ba3         939,726        945,599
------------------------------------------------------------------------------------
Graphic Packaging International Corp.
  Term Loan C due 08/08/10                        B1        1,272,982      1,294,729
====================================================================================
                                                                           3,276,863
====================================================================================

HEALTH CARE DISTRIBUTORS-1.27%

Accredo Health, Inc.
  Term Loan B due 06/30/11                        Ba2       2,152,934      2,166,390
------------------------------------------------------------------------------------
VWR International Inc.
  Term Loan B due 04/07/11                        B2          686,500        698,085
====================================================================================
                                                                           2,864,475
====================================================================================

HEALTH CARE EQUIPMENT-1.42%

Advanced Medical Optics, Inc.
  Term Loan B due 06/25/09                        B1           50,438         50,564
------------------------------------------------------------------------------------
CONMED Corp.
  Term Loan C due 12/15/09                        Ba3      $  345,450   $    349,553
------------------------------------------------------------------------------------

                                                MOODY'S    PRINCIPAL
                                               RATING(a)     AMOUNT        VALUE
------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT-(CONTINUED)

Dade Behring Inc.
  Term Loan B due 10/03/08                        Ba3       1,619,039      1,629,158
------------------------------------------------------------------------------------
DJ Orthopedics Inc.
  Term Loan due 05/15/09                          Ba3         883,500        891,783
------------------------------------------------------------------------------------
Sunrise Medical Inc.
  Term Loan B1 due 05/13/10                       B1          268,650        270,329
====================================================================================
                                                                           3,191,387
====================================================================================

HEALTH CARE FACILITIES-5.43%

Ardent Health Services
  Term Loan B due 08/12/11                        B1        2,693,250      2,706,716
------------------------------------------------------------------------------------
Beverly Enterprises, Inc.
  Term Loan due 10/22/08                          Ba3          94,800         95,926
------------------------------------------------------------------------------------
Community Health Systems, Inc.
  Term Loan due 08/19/11                          Ba3       3,614,365      3,642,980
------------------------------------------------------------------------------------
DaVita Inc.
  Term Loan B due 06/30/10                        Ba2         480,470        485,275
------------------------------------------------------------------------------------
  Term Loan C due 06/30/10                        Ba2       1,396,500      1,410,465
------------------------------------------------------------------------------------
IASIS Healthcare Corp.
  Term Loan B due 06/22/11                        B1        1,734,534      1,759,107
------------------------------------------------------------------------------------
National MENTOR, Inc.
  Term Loan B due 09/30/11                        Ba3         794,374        806,786
------------------------------------------------------------------------------------
Triad Hospitals, Inc.
  Term Loan B due 09/30/08                        Ba2       1,294,427      1,315,867
====================================================================================
                                                                          12,223,122
====================================================================================

HEALTH CARE SERVICES-0.92%

MedCath Corp.
  Term Loan B due 06/30/11                        B2          796,000        802,468
------------------------------------------------------------------------------------
Skilled Healthcare LLC
  Second Lien Term Loan due 01/31/11              B3          256,000        262,400
------------------------------------------------------------------------------------
  Term Loan due 07/31/10                          B1          255,360        257,275
------------------------------------------------------------------------------------
US Oncology, Inc.
  Term Loan B due 08/20/11                        Ba3         734,310        743,489
====================================================================================
                                                                           2,065,632
====================================================================================

HEALTH CARE SUPPLIES-0.90%

Fisher Scientific International
  Term Loan B due 08/02/11                        Ba2         515,266        518,486
------------------------------------------------------------------------------------
UTI Corp.
  Term Loan B due 06/30/10                        B2        1,492,500      1,503,694
====================================================================================
                                                                           2,022,180
====================================================================================


HOME FURNISHINGS-0.14%


Simmons Co.
  Term Loan C due 12/19/11                        B2          313,363        319,630
====================================================================================


HOMEBUILDING-1.06%


General Growth Properties, Inc.
  Term Loan A due 11/12/07                        Ba2         500,000        500,209
------------------------------------------------------------------------------------
  Term Loan B due 11/12/08                        Ba2         833,333        835,417
------------------------------------------------------------------------------------


                                                MOODY'S    PRINCIPAL
                                               RATING(a)     AMOUNT        VALUE
------------------------------------------------------------------------------------
HOMEBUILDING-(CONTINUED)

Headwaters, Inc.
  Term Loan B due 04/30/11                        B1       $1,044,792   $  1,057,199
====================================================================================
                                                                           2,392,825
====================================================================================



HOTELS, RESORTS & CRUISE LINES-0.33%


Wyndham International, Inc.
  Term Loan I due 06/30/06                        --           49,183         49,368
------------------------------------------------------------------------------------
  Term Loan II due 04/01/06                       --          702,103        704,736
====================================================================================
                                                                             754,104
====================================================================================



HOUSEHOLD APPLIANCES-0.45%


Goodman Global Holdings, Inc.
  Term Loan due 12/23/11                          B2        1,000,000      1,010,000
====================================================================================



HOUSEHOLD PRODUCTS-4.12%


Central Garden & Pet Co.
  Term Loan B due 05/15/09                        Ba2         475,755        479,323
------------------------------------------------------------------------------------
Prestige Brands International, Inc.
  Term Loan B due 04/06/11                        B1        1,036,768      1,047,784
------------------------------------------------------------------------------------
  Term Loan C due 10/06/11                        B2          375,618        386,417
------------------------------------------------------------------------------------
Rayovac Corp.
  Term Loan C due 09/30/09                        B1          719,705        729,601
------------------------------------------------------------------------------------
Rent-A-Center, Inc.
  Term Loan due 06/30/10                          Ba2       1,348,199      1,361,681
------------------------------------------------------------------------------------
Scotts Co. (The)
  Term Loan B due 09/30/10                        Ba1         191,083        192,596
------------------------------------------------------------------------------------
United Industries Co.
  Second Lien Term Loan due 10/31/11              B2          359,858        365,256
------------------------------------------------------------------------------------
  Term Loan due 04/30/11                          B1        4,651,244      4,721,013
====================================================================================
                                                                           9,283,671
====================================================================================



INDUSTRIAL CONGLOMERATES-4.25%


Aearo Corp.
  Term Loan due 04/07/11                          B1          248,125        251,227
------------------------------------------------------------------------------------
AMSTED Industries Inc.
  Term Loan B1 due 10/15/10                       B1          274,648        277,737
------------------------------------------------------------------------------------
Blount International Inc.
  Term Loan B due 08/09/10                        B2          998,125      1,013,097
------------------------------------------------------------------------------------
Bway Corp.
  Term Loan B due 06/30/11                        B1        1,128,400      1,146,266
------------------------------------------------------------------------------------
Dresser Inc.
  Term Loan C due 04/10/09                        Ba3         430,768        437,768
------------------------------------------------------------------------------------
Dresser-Rand, Inc.
  Term Loan B1 due 10/29/11                       B1          277,083        281,240
------------------------------------------------------------------------------------
Flowserve Corp.
  Term Loan C due 06/30/09                        Ba3         594,744        605,896
------------------------------------------------------------------------------------
Invensys PLC (United Kingdom) Bonding Cash
  Collateral due 03/05/09                         Ba3       1,101,464      1,107,522
------------------------------------------------------------------------------------

                                                MOODY'S    PRINCIPAL
                                               RATING(a)     AMOUNT        VALUE
------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES-(CONTINUED)

Ionics, Inc.
  Term Loan due 02/14/11                          B1          237,449        237,449
------------------------------------------------------------------------------------
Norcross Safety Products LLC
  Term Loan due 03/20/09                          B1       $  526,212   $    530,816
------------------------------------------------------------------------------------
Polypore International, Inc.
  Term Loan due 11/12/11                          B1          388,050        394,841
------------------------------------------------------------------------------------
Precise Technology, Inc.
  First Lien Term Loan due 03/22/11               B1          694,750        699,961
------------------------------------------------------------------------------------
  Second Lien Term Loan due 03/22/11              B2          590,000        591,475
------------------------------------------------------------------------------------
TriMas Corp.
  Term Loan B due 12/31/09                        B1        1,384,576      1,401,884
------------------------------------------------------------------------------------
Unifrax Corp.
  Term Loan due 05/18/10                          B1          593,979        604,374
====================================================================================
                                                                           9,581,553
====================================================================================


INDUSTRIAL GASES-0.48%


Ferrellgas, L.P.
  Term Loan C due 06/17/06                        B1        1,082,984      1,085,692
====================================================================================


INDUSTRIAL MACHINERY-3.05%


Bucyrus International, Inc.
  Term Loan due 07/28/10                          Ba3         493,750        501,156
------------------------------------------------------------------------------------
CLFX Corp.
  Term Loan B due 11/30/11                        Ba3         523,206        528,439
------------------------------------------------------------------------------------
Demag Investment
  Term Loan C due 09/30/11                        Ba3         500,000        501,563
------------------------------------------------------------------------------------
EnerSys Capital Inc.
  Term Loan due 03/17/11                          Ba3         472,804        477,237
------------------------------------------------------------------------------------
Gleason Corp.
  Term Loan B due 07/27/11                        --          500,000        506,875
------------------------------------------------------------------------------------
Itron, Inc.
  Term Loan B due 12/17/10                        Ba3         405,608        408,650
------------------------------------------------------------------------------------
Pro Mach, Inc.
  Term Loan B due 12/14/11                        B1          500,000        506,875
------------------------------------------------------------------------------------
Rexnord Corp.
  Term Loan due 11/25/09                          B1        1,097,917      1,117,130
------------------------------------------------------------------------------------
Roller Bearing Co. of America, Inc.
  Term Loan B due 12/29/10                        B2          249,375        250,622
------------------------------------------------------------------------------------
Roper Industries, Inc.
  Term Loan A due 12/13/09                        Ba2       1,500,000      1,505,625
------------------------------------------------------------------------------------
SPX Corp.
  Term Loan B-1 due 09/30/09                      Ba2         566,805        571,765
====================================================================================
                                                                           6,875,937
====================================================================================


INTEGRATED OIL & GAS-0.45%


Texas Genco Holdings, Inc. Delayed Loan due
  12/14/11(d)                                     Ba2         354,312        359,184
------------------------------------------------------------------------------------
  Term Loan due 12/14/11                          Ba2         643,357        651,935
====================================================================================
                                                                           1,011,119
====================================================================================


                                                MOODY'S    PRINCIPAL
                                               RATING(a)     AMOUNT        VALUE
------------------------------------------------------------------------------------


INTEGRATED TELECOMMUNICATION SERVICES-2.18%


Cincinnati Bell Inc.
  Term Loan D due 06/30/08                        B1       $2,042,454   $  2,069,262
------------------------------------------------------------------------------------
D&E Communications, Inc.
  Term Loan B due 12/31/11                        Ba3         841,433        853,003
------------------------------------------------------------------------------------
Iowa Telecommunications
  Services, Inc.
  Term Loan B due 11/23/11                        Ba3         850,000        855,313
------------------------------------------------------------------------------------
Syniverse Technologies, Inc.
  Term Loan B due 09/30/10                        Ba3       1,120,241      1,130,043
====================================================================================

                                                                           4,907,621
====================================================================================



INTERNET SOFTWARE & SERVICES-0.35%


Language Line LLC
  Term Loan B due 06/10/11                        B2          778,947        789,658
====================================================================================


LEISURE FACILITIES-4.24%


24 Hour Fitness Worldwide Inc.
  Term Loan due 07/01/09                          B1        1,249,887      1,259,261
------------------------------------------------------------------------------------
AMF Bowling Worldwide, Inc. Revolving Loan
  due 02/27/09(d)                                 B1          500,000        480,000
------------------------------------------------------------------------------------
  Term Loan B due 08/27/09                        B1          437,686        441,243
------------------------------------------------------------------------------------
Loews Cineplex Entertainment Corp.
  Term Loan B due 06/30/11                        B1        2,699,235      2,732,976
------------------------------------------------------------------------------------
Metro-Goldwyn-Mayer, Inc.
  Term Loan B due 04/30/11                        Ba3       1,995,000      1,995,000
------------------------------------------------------------------------------------
Regal Cinemas, Inc.
  Term Loan B due 11/10/10                        Ba3       1,915,074      1,937,816
------------------------------------------------------------------------------------
Universal City Development
  Term Loan B due 06/09/11                        Ba3         250,000        253,750
------------------------------------------------------------------------------------
Wallace Theater Corp.
  First Lien Term Loan due 07/31/09               B2          455,484        462,886
====================================================================================
                                                                           9,562,932
====================================================================================


LEISURE PRODUCTS-0.60%


Cinemark USA, Inc.
  Term Loan C due 03/31/11                        Ba3         370,327        376,344
------------------------------------------------------------------------------------
Hollywood Entertainment Corp.
  Term Loan B due 03/31/08                        Ba3         468,750        468,750
------------------------------------------------------------------------------------
Pure Fishing, Inc.
  First Lien Term Loan
  due 09/30/10                                    B1          493,550        500,917
====================================================================================
                                                                           1,346,011
====================================================================================



MARINE-0.52%

Horizon Lines LLC
  Term Loan due 07/07/11                          B2          746,250        753,713
------------------------------------------------------------------------------------
US Shipping LLC
  Term Loan due 04/30/10                          Ba3         417,491        421,144
====================================================================================
                                                                           1,174,857
====================================================================================

                                                MOODY'S    PRINCIPAL
                                               RATING(a)     AMOUNT        VALUE
------------------------------------------------------------------------------------



METAL & GLASS CONTAINERS-3.05%


Ball Corp.
  Term Loan B1 due 12/19/09                       Ba2      $  528,615   $    534,562
------------------------------------------------------------------------------------
Berry Plastics Corp.
  Term Loan C due 06/30/10                        B1        1,281,652      1,296,872
------------------------------------------------------------------------------------
Graham Packaging Co., L.P.
  Term Loan B due 10/07/11                        B2        2,000,000      2,028,334
------------------------------------------------------------------------------------
  Term Loan C due 04/07/12                        B3        1,000,000      1,025,833
------------------------------------------------------------------------------------
Greif Brothers Corp.
  Term Loan due 08/23/09                          Ba2         192,803        194,610
------------------------------------------------------------------------------------
Kerr Group, Inc.
  Term Loan due 08/13/10                          B1          137,399        138,773
------------------------------------------------------------------------------------
Silgan Containers Corp.
  Term Loan B due 11/30/08                        Ba3       1,642,854      1,664,416
====================================================================================
                                                                           6,883,400
====================================================================================


MOVIES & ENTERTAINMENT-1.50%


LodgeNet Entertainment Corp.
  Term Loan due 08/29/08                          B1          589,186        594,341
------------------------------------------------------------------------------------
Rainbow National Services LLC
  Term Loan B due 03/31/12                        B1        1,000,000      1,014,375
------------------------------------------------------------------------------------
Warner Music Group
  Term Loan due 02/28/11                          B1        1,736,875      1,764,375
====================================================================================
                                                                           3,373,091
====================================================================================


OFFICE SERVICES & SUPPLIES-2.19%


Buhrmann N.V. (Netherlands)
  Term Loan C-1 due 12/23/10                      Ba3       1,558,007      1,582,351
------------------------------------------------------------------------------------
Global Imaging Systems, Inc.
  Add Term Loan due 05/10/10                      Ba3         467,434        473,277
------------------------------------------------------------------------------------
Identity Group
  Term Loan due 05/01/06                          --        2,987,409      1,971,690
------------------------------------------------------------------------------------
Knoll, Inc.
  Term Loan due 09/29/11                          Ba3         901,446        911,588
====================================================================================
                                                                           4,938,906
====================================================================================


OIL & GAS DRILLING-0.21%


Pride International, Inc.
  Term Loan B due 07/07/11                        Ba1         465,417        470,362
====================================================================================


OIL & GAS EQUIPMENT & SERVICES-0.22%


La Grange Acquisitions L.P.
  Term Loan due 01/18/08                          Ba3         250,000        253,906
------------------------------------------------------------------------------------
SemGroup LP
  Term Loan B due 08/27/10                        B1          249,375        252,804
====================================================================================
                                                                             506,710
====================================================================================


                                                MOODY'S    PRINCIPAL
                                               RATING(a)     AMOUNT        VALUE
------------------------------------------------------------------------------------


OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-0.38%


Williams Production RMT Co.
  Term Loan C due 05/30/08                        B1       $  837,293   $    847,759
====================================================================================



OTHER DIVERSIFIED FINANCIAL SERVICES-0.58%


Conseco, Inc.
  Term Loan due 06/22/10                          B2        1,276,800      1,299,144
====================================================================================



PACKAGED FOODS & MEATS-1.14%


Birds Eye Foods Inc.
  Term Loan B due 08/12/08                        B1          464,507        469,443
------------------------------------------------------------------------------------
Del Monte Foods Co.
  Term Loan B due 12/20/10                        Ba3         731,368        744,167
------------------------------------------------------------------------------------
Dole Food Co., Inc.
  Term Loan D due 09/28/08                        Ba3         237,773        241,637
------------------------------------------------------------------------------------
  Term Loan E due 09/28/08                        Ba3         126,286        128,338
------------------------------------------------------------------------------------
Luigino's, Inc.
  Term Loan B due 04/02/11                        B1          340,246        339,396
------------------------------------------------------------------------------------
Michael Foods Inc.
  Term Loan B due 11/21/10                        B1          643,505        652,353
====================================================================================
                                                                           2,575,334
====================================================================================



PAPER PACKAGING-1.78%


Intertape Polymer Group Inc. (Canada)
  Term Loan B due 07/28/11                        Ba3         498,750        504,361
------------------------------------------------------------------------------------
Owens-Illinois, Inc.
  Term Loan A1 due 12/31/07                       B1          453,553        462,624
------------------------------------------------------------------------------------
Printpack, Inc.
  Term Loan C due 03/31/09                        Ba3         731,268        734,924
------------------------------------------------------------------------------------
Smurfit-Stone Container Corp. Syn LC due
  11/01/11                                        Ba3         122,308        123,990
------------------------------------------------------------------------------------
  Term Loan B due 11/01/11                        Ba3         972,987        986,366
------------------------------------------------------------------------------------
  Term Loan C due 11/01/11                        Ba3         304,801        308,992
------------------------------------------------------------------------------------
Solo Cup Co.
  Term Loan due 02/27/11                          B1          883,325        899,335
====================================================================================
                                                                           4,020,592
====================================================================================



PERSONAL PRODUCTS-1.28%


Church & Dwight Co., Inc.
  Term Loan B due 05/30/11                        Ba2       1,134,197      1,145,540
------------------------------------------------------------------------------------
Tempur World, Inc.
  Term Loan B due 06/30/09                        Ba3         748,600        754,215
------------------------------------------------------------------------------------
Weight Watchers International, Inc.
  Term Loan B due 03/31/10                        Ba1         277,200        278,759
------------------------------------------------------------------------------------
  Term Loan C due 03/31/10                        Ba1         698,250        703,924
====================================================================================
                                                                           2,882,438
====================================================================================

                                                MOODY'S    PRINCIPAL
                                               RATING(a)     AMOUNT        VALUE
------------------------------------------------------------------------------------

PHARMACEUTICALS-0.55%


Alpharma Inc.
  Term Loan A due 10/05/07                        B1          697,301        695,557
------------------------------------------------------------------------------------
  Term Loan B due 10/05/08                        B1       $  543,059   $    545,435
====================================================================================
                                                                           1,240,992
====================================================================================


PRECIOUS METALS & MINERALS-0.47%


IMC Global Inc.
  Term Loan B due 11/17/06                        Ba3       1,060,073      1,060,073
====================================================================================


PUBLISHING-7.47%


Advertising Direct Solutions Holdings Inc.
  Term Loan B due 11/09/11                        B1        1,500,000      1,516,250
------------------------------------------------------------------------------------
  Second Lien Term Loan due 05/09/12              B3        1,250,000      1,278,125
------------------------------------------------------------------------------------
American Media, Inc.
  Term Loan C due 04/01/07                        Ba3       2,257,852      2,291,720
------------------------------------------------------------------------------------
CanWest Media, Inc.
  Term Loan E due 08/15/09                        Ba2         745,419        753,805
------------------------------------------------------------------------------------
Dex Media East LLC
  Term Loan B due 05/08/09                        Ba2         629,941        637,028
------------------------------------------------------------------------------------
Dex Media West LLC
  Term Loan B due 03/09/10                        Ba2       2,396,492      2,424,950
------------------------------------------------------------------------------------
Freedom Communications, Inc.
  Term Loan B due 05/18/12                        Ba3         500,000        507,188
------------------------------------------------------------------------------------
Journal Register Co.
  Term Loan B due 08/12/12                        Ba2         750,000        752,813
------------------------------------------------------------------------------------
Nebraska Book Co., Inc.
  Term Loan due 03/04/11                          B2          198,500        200,733
------------------------------------------------------------------------------------
Network Communications, Inc.
  Term Loan B due 06/30/11                        B2          358,200        361,782
------------------------------------------------------------------------------------
RH Donnelley Corp.
  Term Loan D due 06/30/11                        Ba3       2,622,007      2,658,060
------------------------------------------------------------------------------------
Sun Media Corp.
  Term Loan B due 02/07/09                        Ba2         655,353        661,088
------------------------------------------------------------------------------------
Thomson Media
  Term Loan B due 11/08/11                        B1          140,000        141,575
------------------------------------------------------------------------------------
  Term Loan C due 11/30/12                        B2          100,000        101,750
------------------------------------------------------------------------------------
TransWestern Publishing Co.
  Term Loan B due 02/25/11                        B1        1,346,625      1,366,263
------------------------------------------------------------------------------------
  Term Loan due 02/25/12                          B3          695,497        709,407
------------------------------------------------------------------------------------
  New Term Loan due 02/25/11                      B1          460,000        466,325
====================================================================================
                                                                          16,828,862
====================================================================================


RAILROADS-1.03%


Helm Holding Corp.
  Term Loan B due 07/02/10                        B2          748,125        758,412
------------------------------------------------------------------------------------
  Term Loan C due 12/31/10                        B2          400,000        405,000
------------------------------------------------------------------------------------
Kansas City Southern
  Term Loan B due 03/30/08                        Ba3       1,000,000      1,016,250
------------------------------------------------------------------------------------


                                                MOODY'S    PRINCIPAL
                                               RATING(a)     AMOUNT        VALUE
------------------------------------------------------------------------------------
RAILROADS-(CONTINUED)

Pacer International, Inc.
  Term Loan due 06/10/10                          B1       $  140,915   $    142,677
====================================================================================
                                                                           2,322,339
====================================================================================



REAL ESTATE-0.16%


Crescent Real Estate Equities Co.
  Term Loan due 01/12/06                          Ba2         363,627        365,900
====================================================================================



REAL ESTATE MANAGEMENT & DEVELOPMENT-0.06%


Lake Las Vegas Resort
  First Lien Term Loan
  due 11/01/09                                    B1          139,625        140,672
====================================================================================



SEMICONDUCTORS-0.99%


AMI Semiconductors, Inc.
  Term Loan due 09/26/08                          B1          987,500        997,375
------------------------------------------------------------------------------------
Fairchild Semiconductor International, Inc.
  Term Loan due 06/19/08                          Ba3       1,221,400      1,235,141
====================================================================================
                                                                           2,232,516
====================================================================================



SOFT DRINKS-0.45%


Constellation Brands, Inc.
  Term Loan B due 11/30/11                        Ba2       1,000,000      1,013,750
====================================================================================



SPECIALTY CHEMICALS-4.51%


Cognis Deutschland GmbH & Co. KG (Germany)
  Term Loan B due 11/15/13                        B2          320,000        331,200
------------------------------------------------------------------------------------
  Term Loan B1 due 03/30/12                       B1          307,018        310,855
------------------------------------------------------------------------------------
  Term Loan B4 due 03/30/12                       B1          192,982        195,395
------------------------------------------------------------------------------------
  Term Loan C1 due 03/29/13                       B1          500,000        507,500
------------------------------------------------------------------------------------
Crompton Corp.
  Loan C due 08/16/09                             Ba2         990,000        998,663
------------------------------------------------------------------------------------
Huntsman ICI Chemicals LLC
  Term Loan B1 due 12/31/10                       B1        3,349,433      3,387,114
------------------------------------------------------------------------------------
KRATON Polymers LLC
  Term Loan due 12/23/10                          B1          442,238        448,319
------------------------------------------------------------------------------------
Nalco Co.
  Term Loan B due 11/04/10                        B1        1,415,006      1,435,524
------------------------------------------------------------------------------------
Resolution Specialty Materials
  Term Loan due 08/02/10                          B1        2,000,000      2,035,000
------------------------------------------------------------------------------------
Ripplewood Phosphorus
  Term Loan due 07/20/11                          B2          497,500        504,963
====================================================================================
                                                                          10,154,533
====================================================================================

TOBACCO-0.29%


Commonwealth Brands, Inc.
  Term Loan due 08/28/07                          Ba3      $  637,292   $    645,259
====================================================================================


WIRELESS TELECOMMUNICATION SERVICES-5.11%


Cellular South Inc.
  Term Loan B due 05/04/11                        Ba3         119,400        120,743
------------------------------------------------------------------------------------

                                                MOODY'S    PRINCIPAL
                                               RATING(a)     AMOUNT        VALUE
------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES-(CONTINUED)

Centennial Communications Corp.
  Term Loan B due 02/09/11                        B2        1,442,396      1,461,027
------------------------------------------------------------------------------------
Nextel Communications, Inc.
  Term Loan E due 12/15/10                        Ba1       3,675,899      3,680,770
------------------------------------------------------------------------------------
Nextel Partners, Inc.
  Term Loan C due 05/31/11                        Ba3         250,000        253,750
------------------------------------------------------------------------------------
SBA Communications Corp.
  Term Loan C due 10/31/08                        B1        2,321,667      2,356,492
------------------------------------------------------------------------------------
Valor Telecommunications, LLC Second Lien
  Term Loan due 11/10/11                          B3          280,000        287,467
------------------------------------------------------------------------------------
  Term Loan B due 11/10/11                        B2          997,500      1,009,346
------------------------------------------------------------------------------------
Western Wireless Corp.
  Term Loan B due 05/31/11                        B2        2,301,306      2,338,702
====================================================================================
                                                                          11,508,297
====================================================================================
    Total Senior Secured Floating Rate
      Interests (Cost $257,342,092)                                      255,421,202
====================================================================================

FLOATING RATE NOTES-2.80%

BROADCASTING & CABLE TV-1.36%


Echostar Communications Corp.,
  Sr. Unsec. Floating Rate Notes, 5.81%,
  10/01/08(h)(i)                                  Ba3       2,000,000      2,090,000
------------------------------------------------------------------------------------
Paxson Communications Corp.,
  Sr. Sec. Floating Rate Notes, 5.41%,
  01/15/10 (Acquired 01/13/04; Cost
  $951,000)(h)(i)(j)                              B1          951,000        965,265
====================================================================================
                                                                           3,055,265
====================================================================================


INTEGRATED TELECOMMUNICATION SERVICES-0.67%


Time Warner Telecom Inc.
  Sr. Sec. Floating Rate Notes, 6.29%,
  02/15/11(h)(i)                                  B1        1,500,000      1,515,000
====================================================================================


WIRELESS TELECOMMUNICATION SERVICES-0.77%


Rogers Wireless Inc. (Canada),
  Sr. Sec. Floating Rate Notes, 5.53%,
  12/15/10
  (Acquired 11/30/04; Cost
  $1,000,000)(h)(i)(j)(k)                         Ba3       1,000,000      1,052,500
------------------------------------------------------------------------------------
Rural Cellular Corp.,
  Sr. Sec. Floating Rate Notes, 6.99%,
  03/15/10(h)(i)                                  B2          670,000        691,775
====================================================================================
                                                                           1,744,275
====================================================================================
    Total Floating Rate Notes (Cost
      $6,121,000)                                                          6,314,540
====================================================================================

                                                                           MARKET
                                                             SHARES        VALUE
====================================================================================

DOMESTIC STOCKS & OTHER EQUITY
  INTERESTS-0.27%

AIR FREIGHT & LOGISTICS-0.00%

Gemini Air Cargo, Inc.-Pfd. (Acquired
  12/18/03; Cost $0)(f)(j)(k)(l)                               29,793   $          0
====================================================================================

COMPUTER HARDWARE-0.00%

DecisionOne Corp. (Acquired 04/18/00; Cost
  $401,192)(f)(j)(k)(i)                                        37,286              0
====================================================================================

ENVIRONMENTAL SERVICES-0.27%

Safety-Kleen Corp. (Acquired 12/24/03, Cost
  $2,062,077)(g)(j)(l)                                        102,803        575,697
------------------------------------------------------------------------------------
Safety-Kleen Corp.-Pfd. (Acquired 12/24/03;
  Cost $286,280)(g)(j)(l)                                       1,751         43,775
====================================================================================
                                                                             619,472
====================================================================================
    Total Domestic Stocks & Other Equity
      Interests (Cost $2,749,549)                                            619,472
====================================================================================

------------------------------------------------------------------------------------
                                                                           MARKET
                                                             SHARES        VALUE

MONEY MARKET FUNDS-0.98%

Liquid Assets Portfolio-Institutional
  Class(m)                                                  1,100,447   $  1,100,447
------------------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(m)                 1,100,447   $  1,100,447
====================================================================================
    Total Money Market Funds (Cost
      $2,200,894)                                                          2,200,894
====================================================================================
TOTAL INVESTMENTS-117.41% (Cost $268,413,535)                            264,556,108
====================================================================================
OTHER ASSETS LESS LIABILITIES-(17.41)%                                   (39,223,992)
====================================================================================
NET ASSETS-100.00%                                                      $225,332,116
____________________________________________________________________________________
====================================================================================

Abbreviations:

Pfd.     - Preferred
Sec.     - Secured
Sr.      - Senior
Syn LC   - Synthetic Letter of Credit
Unsec.   - Unsecured

Notes to Schedule of Investments:

(a) Ratings are assigned by Moody's Investors Service, Inc. ("Moody's").
(b) Senior secured corporate loans and senior secured debt securities are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended and may be subject to contractual and legal restrictions on sale. Senior secured corporate loans and senior secured debt securities in the Fund's portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate ("LIBOR"), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(c) Senior secured floating rate interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior secured floating rate interests will have an expected average life of three to five years.
(d) A portion of this holding is subject to unfunded loan commitments. See Note
    7.
(e) Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The market value of this security at December 31, 2004 represented 0.03% of the Fund's Total Investments.
(f) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The aggregate market value of these securities at December 31, 2004 was $77,641, which represented 0.03% of the Fund's Total Investments. See Note 1A.
(g) Consists of more than one class of securities traded together as a unit.
(h) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at December 31, 2004 was $6,314,540, which represented 2.39% of the Fund's Total Investments. See Note 1A.
(i) Interest rate is redetermined quarterly. Rate shown is rate in effect on December 31, 2004.
(j) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of this security. The aggregate market value of these securities at December 31, 2004 was $2,637,237, which represented 1.17% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(k) Security considered to be illiquid. The aggregate market value of these securities considered illiquid at December 31, 2004 was $1,052,500, which represented 0.47% of the Fund's Net Assets.
(l) Non-income producing security.
(m)
    The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost
  $266,212,641)                                $262,355,214
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $2,200,894)                               2,200,894
===========================================================
    Total investments (cost $268,413,535)       264,556,108
===========================================================
Receivables for:
  Investments sold                                   17,550
-----------------------------------------------------------
  Fund shares sold                                   32,539
-----------------------------------------------------------
  Dividends and interest                          1,080,888
-----------------------------------------------------------
  Amount due from advisor                            60,390
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               16,944
-----------------------------------------------------------
Other assets                                         84,011
===========================================================
    Total assets                                265,848,430
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Accrued interest                                   98,517
-----------------------------------------------------------
  Investments purchased                           3,927,811
-----------------------------------------------------------
  Dividends                                         272,975
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 25,088
-----------------------------------------------------------
  Loan outstanding                               36,000,000
-----------------------------------------------------------
Accrued distribution fees                            95,068
-----------------------------------------------------------
Accrued transfer agent fees                          16,105
-----------------------------------------------------------
Accrued operating expenses                           80,750
===========================================================
    Total liabilities                            40,516,314
===========================================================
Net assets applicable to shares outstanding    $225,332,116
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $279,153,936
-----------------------------------------------------------
Undistributed net investment income                  69,625
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                         (50,034,018)
-----------------------------------------------------------
Unrealized appreciation (depreciation) of
  investment securities                          (3,857,427)
===========================================================
                                               $225,332,116
___________________________________________________________
===========================================================

NET ASSETS:

Class B                                        $190,814,454
___________________________________________________________
===========================================================
Class C                                        $ 34,517,662
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class B                                          21,156,609
___________________________________________________________
===========================================================
Class C                                           3,838,054
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $       9.02
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $       8.99
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Interest                                                      $11,098,414
-------------------------------------------------------------------------
Dividends from affiliated money market funds                       58,372
-------------------------------------------------------------------------
Facility fees earned                                              385,891
=========================================================================
    Total investment income                                    11,542,677
=========================================================================

EXPENSES:

Advisory fees                                                   2,209,289
-------------------------------------------------------------------------
Administrative services fees                                       63,488
-------------------------------------------------------------------------
Custodian fees                                                     44,387
-------------------------------------------------------------------------
Distribution fees:
  Class B                                                         513,551
-------------------------------------------------------------------------
  Class C                                                         203,521
-------------------------------------------------------------------------
Interest and line of credit                                       354,119
-------------------------------------------------------------------------
Transfer agent fees                                               247,556
-------------------------------------------------------------------------
Trustees' fees and retirement benefits                             19,331
-------------------------------------------------------------------------
Professional fees                                                 210,648
-------------------------------------------------------------------------
Other                                                             208,385
=========================================================================
    Total expenses                                              4,074,275
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                   (180,324)
=========================================================================
    Net expenses                                                3,893,951
=========================================================================
Net investment income                                           7,648,726
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES:

Net realized gain (loss) from investment securities            (6,992,122)
=========================================================================
Change in net unrealized appreciation of investment
  securities                                                   13,529,654
=========================================================================
Net gain from investment securities                             6,537,532
=========================================================================
Net increase in net assets resulting from operations          $14,186,258
_________________________________________________________________________
=========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  7,648,726    $  9,884,190
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities           (6,992,122)     (6,496,705)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                  13,529,654      14,410,573
==========================================================================================
    Net increase in net assets resulting from operations        14,186,258      17,798,058
==========================================================================================
Distributions to shareholders from net investment income:
  Class B                                                       (6,749,808)     (9,006,161)
------------------------------------------------------------------------------------------
  Class C                                                         (821,292)       (668,536)
==========================================================================================
    Total distributions to shareholders from net investment
     income                                                     (7,571,100)     (9,674,697)
==========================================================================================
Return of capital:
  Class B                                                         (164,251)             --
------------------------------------------------------------------------------------------
  Class C                                                          (21,727)             --
==========================================================================================
    Total return of capital                                       (185,978)             --
==========================================================================================
Decrease in net assets resulting from distributions             (7,757,078)     (9,674,697)
==========================================================================================
Share transactions-net:
  Class B                                                      (36,826,936)    (51,825,825)
------------------------------------------------------------------------------------------
  Class C                                                       12,972,750        (220,648)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (23,854,186)    (52,046,473)
==========================================================================================
    Net increase (decrease) in net assets                      (17,425,006)    (43,923,112)
==========================================================================================

NET ASSETS:

  Beginning of year                                            242,757,122     286,680,234
==========================================================================================
  End of year (including undistributed net investment income
    of $69,625 and $175,968, respectively)                    $225,332,116    $242,757,122
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CASH FLOWS

For the year ended December 31, 2004

CASH PROVIDED BY OPERATING ACTIVITIES:

  Net increase in net assets resulting from operations          $  14,186,258
=============================================================================

ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS TO NET
  CASH PROVIDED BY OPERATIONS:

  Decrease in receivables                                            (208,489)
-----------------------------------------------------------------------------
  Increase in payables                                                 56,395
-----------------------------------------------------------------------------
  Net realized and unrealized gain on investments                  (6,537,532)
-----------------------------------------------------------------------------
  Amortization                                                       (328,691)
-----------------------------------------------------------------------------
  Proceeds from principal payments and sales of senior
    floating rate interests                                       201,273,584
-----------------------------------------------------------------------------
  Purchases of senior secured floating rate interests            (226,524,396)
-----------------------------------------------------------------------------
  Purchases of short-term investments                             (20,959,351)
-----------------------------------------------------------------------------
  Proceeds from sales and maturities of short-term
    investments                                                    20,973,000
=============================================================================
    Net cash provided by (used in) operating activities           (18,069,222)
=============================================================================

CASH USED IN FINANCING ACTIVITIES:

  Proceeds from shares of beneficial interest sold                 28,041,050
-----------------------------------------------------------------------------
  Disbursements from shares of beneficial interest
    repurchased                                                   (56,514,336)
-----------------------------------------------------------------------------
  Dividends paid to shareholders                                   (3,025,171)
-----------------------------------------------------------------------------
  Proceeds from bank line of credit                                36,000,000
=============================================================================
    Net cash provided by financing activities                       4,501,543
=============================================================================
Net increase in cash and cash equivalents                         (13,567,679)
-----------------------------------------------------------------------------
Cash and cash equivalents at beginning of period                   15,768,573
=============================================================================
Cash and cash equivalents at end of period                      $   2,200,894
_____________________________________________________________________________
=============================================================================

NON-CASH FINANCING ACTIVITIES:

  Value of capital shares issued in reinvestment of
    dividends paid to shareholders                              $   4,717,987
_____________________________________________________________________________
=============================================================================

See accompany notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Floating Rate Fund (the "Fund") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a continuously offered non-diversified, closed-end management investment company. The Fund currently offers multiple classes of shares. Matters affecting each class will be voted on exclusively by the shareholders of such class. The Fund's investment objectives are to provide a high level of current income and, secondarily, preservation of capital.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- The Fund invests primarily in senior secured floating rate loans ("Corporate Loans") and senior secured floating rate debt securities ("Corporate Debt Securities") that meet credit standards established by its investment advisor, A I M Advisors, Inc. ("AIM") and its sub-advisor, INVESCO Senior Secured Management, Inc., ("ISSM"). ISSM, under the supervision of AIM, values the Corporate Loans and Corporate Debt Securities in accordance with guidelines adopted and periodically reviewed by the Fund's Board of Trustees. Under the Fund's current guidelines, Corporate Loans and Corporate Debt Securities for which an active secondary market exists to a reliable degree in the opinion of ISSM and for which ISSM can obtain one or more quotations from banks or dealers in Corporate Loans and Corporate Debt Securities will be valued by ISSM utilizing daily bid quotes. With respect to illiquid securities, i.e., Corporate Loans and Corporate Debt Securities for which an active secondary market does not exist to a reliable degree in the opinion of ISSM, and with respect to securities whose bid quotes ISSM believes do not accurately reflect fair value, such Corporate Loans and Corporate Debt Securities will be valued by ISSM at fair value, as determined in good faith by or under the supervision of the Board of Trustees pursuant to procedures specifically authorized by the Board of Trustees, and which is intended to approximate market value. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. ISSM believes that intermediate participants (defined below in Note 1G) selling Corporate Loans or otherwise involved in a Corporate Loan transaction may tend, in valuing Corporate Loans for their own accounts, to be less sensitive to interest rate and credit quality changes and, accordingly, ISSM may not rely solely on such valuations in valuing the Corporate Loans for the Fund's account.

       Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Facility fees received may be amortized over the life of the loan. Other income, including amendment fees, commitment fees, letter of credit fees, etc., included in the Statement of Operations, are recorded as income when received by the Fund. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and AIM.

       The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

       Cash and cash equivalents in the Statement of Cash Flows are comprised of cash and investments in affiliated money market funds for the purpose of investing daily available cash balances.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. SECURITIES PURCHASED ON A WHEN-ISSUED AND DELAYED DELIVERY BASIS -- The Fund may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

G. INTERMEDIATE PARTICIPANTS -- The Fund invests in Corporate Loans from U.S. or non-U.S. companies (the "Borrowers"). The investment of the Fund in a Corporate Loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders ("Lenders") or one of the participants in the syndicate ("Participant"), one or more of which administers the loan on behalf of all the Lenders (the "Agent Bank"), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund's rights against the Borrower but also for the receipt and processing of payments due to the Fund under the Corporate Loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as "Intermediate Participants".

H. REPURCHASE OFFERS -- The Fund is committed to conducting quarterly Repurchase Offers which are offers by the Fund to repurchase at least 5% and up to 25% of its shares. In each Repurchase Offer, the repurchase price will be the net asset value determined not more than 14 days following the repurchase request deadline and payment for all shares repurchased pursuant to these offers will be made not later than 7 days after the repurchase pricing date. Class B shares held less than four years and Class C shares held for less than one year which are repurchased by the Fund pursuant to Repurchase Offers will be subject to an early withdrawal charge of up to 3% for Class B shares and up to 1% for Class C shares. The early withdrawal charge is calculated on the lesser of the then current net asset value or the original purchase price of the shares being tendered.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Fund has entered into a master investment advisory agreement with AIM. Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the Fund's average daily net assets. Under the terms of a master sub-advisory agreement between AIM and ISSM, AIM pays ISSM at the annual rate of 40% of AIM's compensation on the sub-advised assets. The Fund's advisor has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class B and Class C shares to 1.50% and 1.75%, respectively, of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the

Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $61,776.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse $46,545 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement for the year ended December 31, 2004, AIM was paid $63,488.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $247,556. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class B shares and 0.75% of the average daily net assets of Class C shares. AIM Distributors has voluntarily agreed to waive 0.25% of the Class C Plan fees. Of these amounts, up to 0.25% of the average daily net assets of the Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2004, the Class B and Class C shares paid $513,551 and $135,681, respectively, after AIM Distributors waived Plan fees of $67,840 for Class C shares.

    Early withdrawal charges are not recorded as expenses of the Fund. They are deducted from redemption proceeds prior to remittance to the shareholder. For the year ended December 31, 2004, AIM Distributors advised the Fund that it received $129,520 and $5,116 from Class B and Class C shares, respectively, in early withdrawal sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                    UNREALIZED
                 MARKET VALUE     PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
FUND               12/31/03        AT COST        FROM SALES      (DEPRECIATION)      12/31/04       INCOME     GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $ 7,747,259     $ 75,106,095    $ (81,752,907)       $   --         $1,100,447     $29,675       $   --
---------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            7,747,259       75,106,095      (81,752,907)           --          1,100,447      28,697           --
===========================================================================================================================
  Total          $15,494,518     $150,212,190    $(163,505,814)       $   --         $2,200,894     $58,372       $   --
___________________________________________________________________________________________________________________________
===========================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2004, the Fund received credits in transfer agency fees of $2,863 and credits in custodian fees of $1,300 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $4,163.

NOTE 5--TRUSTEES FEES


Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $3,162 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. During the year ended December 31, 2004, the Fund did not borrow under the uncommitted unsecured revolving credit facility.

    Effective June 12, 2004, the Fund became a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of (i) $140,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.10% on the unused balance of the committed line. During the year ended December 31, 2004, the Fund had average borrowings for the number of days the borrowings were outstanding, in the amount of $24,115,740 with a weighted average interest rate of 2.40% and interest expense of $170,839.

    Effective November 1, 2004, the Fund entered into a new agreement, which replaced the committed line of credit facility with Citibank, N.A., whereby the Fund may borrow up to the lesser of (i) $225,000,000, or (ii) the limits set by its prospectus for borrowings and the funds that are parties to the line of credit will be charged a commitment fee of 0.09% on the unused balance of the committed line. During the year ended December 31, 2004, the Fund had average borrowings for the number of days the borrowings were outstanding, in the amount of $33,147,541 with a weighted average interest rate of 2.90% and interest expense of $160,331.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--UNFUNDED LOAN COMMITMENTS

As of December 31, 2004, the Fund had unfunded loan commitments of $3,951,442, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

BORROWER                                                        UNFUNDED COMMITMENTS
------------------------------------------------------------------------------------
AMF Bowling Worldwide, Inc.                                          $  480,000
------------------------------------------------------------------------------------
Las Vegas Sands, Inc. (Venetian Casino Resort, LLC)                     276,477
------------------------------------------------------------------------------------
Texas Genco Holdings, Inc.                                              359,184
------------------------------------------------------------------------------------
Wynn Resorts, Ltd.                                                    2,835,781
====================================================================================
                                                                     $3,951,442
____________________________________________________________________________________
====================================================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                                 2004          2003
--------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                             $7,571,100    $9,674,697
--------------------------------------------------------------------------------------
  Return of capital                                              185,978            --
======================================================================================
Total distribution                                            $7,757,078    $9,674,697
______________________________________________________________________________________
======================================================================================

TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

Unrealized appreciation (depreciation) -- investments           $ (3,767,835)
----------------------------------------------------------------------------
Temporary book/tax differences                                       (21,203)
----------------------------------------------------------------------------
Capital loss carryforward                                        (44,959,215)
----------------------------------------------------------------------------
Post-October capital loss deferral                                (5,073,567)
----------------------------------------------------------------------------
Shares of beneficial interest                                    279,153,936
============================================================================
Total net assets                                                $225,332,116
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales, premium amortization on restructured loans and the treatment of defaulted loans.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2007                                                $   453,428
-----------------------------------------------------------------------------
December 31, 2009                                                 10,188,057
-----------------------------------------------------------------------------
December 31, 2010                                                 21,273,718
-----------------------------------------------------------------------------
December 31, 2011                                                 10,298,295
-----------------------------------------------------------------------------
December 31, 2012                                                  2,745,717
=============================================================================
Total capital loss carryforward                                  $44,959,215
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $225,294,215 and $197,312,939, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities        $ 2,698,024
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (6,465,859)
===============================================================================
Net unrealized appreciation (depreciation) of investment
  securities                                                      $(3,767,835)
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $268,323,943.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of premium amortization, defaulted bonds and return of capital distributions, on December 31, 2004, undistributed net investment income was increased by $2,009, undistributed net realized gain (loss) was increased by $183,971 and shares of beneficial interest decreased by $185,980. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently offers two different classes of shares: Class B shares and Class C shares. Both classes are sold at net asset value with no front-end sales charge. Each class imposes an early withdrawal charge on certain redemptions.

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                         2004                          2003
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class B                                                      1,110,006    $  9,865,550       718,381    $  6,228,263
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      2,034,158      18,066,194       833,690       7,239,407
======================================================================================================================
Issued as reinvestment of dividends:
  Class B                                                        456,936       4,068,921       607,360       5,256,934
----------------------------------------------------------------------------------------------------------------------
  Class C                                                         72,970         649,066        54,064         466,974
======================================================================================================================
Reacquired:
  Class B                                                     (5,710,581)    (50,761,407)   (7,319,172)    (63,311,022)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (645,752)     (5,742,510)     (917,327)     (7,927,029)
======================================================================================================================
                                                              (2,682,263)   $(23,854,186)   (6,023,004)   $(52,046,473)
______________________________________________________________________________________________________________________
======================================================================================================================


NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           CLASS B
                                                              ------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------------
                                                                2004                  2003        2002        2001        2000
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   8.77              $   8.51    $   8.64    $   9.37    $   9.68
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.30                  0.33        0.38        0.60(a)     0.78
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.25                  0.25       (0.13)      (0.73)      (0.31)
================================================================================================================================
    Total from investment operations                              0.55                  0.58        0.25       (0.13)       0.47
================================================================================================================================
Less Distributions:
  Dividends from net investment income                           (0.29)                (0.32)      (0.38)      (0.60)      (0.78)
--------------------------------------------------------------------------------------------------------------------------------
  Returns of capital                                             (0.01)                   --          --          --          --
================================================================================================================================
    Total distributions                                          (0.30)                (0.32)      (0.38)      (0.60)      (0.78)
================================================================================================================================
Net asset value, end of period                                $   9.02              $   8.77    $   8.51    $   8.64    $   9.37
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                                   6.36%                 6.94%       2.88%      (1.49)%      5.03%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $190,814              $221,964    $266,260    $357,841    $458,359
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets (including interest
  expense):                                                       1.65%(c)(d)           1.48%       1.49%       1.38%       1.50%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets (excluding interest
  expense):                                                       1.50%(c)(d)           1.48%       1.49%       1.38%       1.50%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of net investment income to average net assets              3.31%(c)              3.80%       4.40%       6.66%       8.18%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of interest expense to average net assets(e)                0.15%(c)                --          --          --          --
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                             82%                   72%         56%         38%         39%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include withdrawal charges.
(c)  Ratios are based on average daily net assets of $205,420,610.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.69% and 1.54% including interest expense and excluding interest expense, respectively.
(e) Ratio includes interest expense and fees on the committed line of credit.

                                                                                        CLASS C
                                                              ------------------------------------------------------------
                                                                                                             APRIL 3, 2000
                                                                                                              (DATE SALES
                                                                        YEAR ENDED DECEMBER 31,              COMMENCED) TO
                                                              -------------------------------------------    DECEMBER 31,
                                                               2004          2003       2002       2001          2000
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  8.75       $  8.49    $  8.62    $  9.35       $  9.63
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.27          0.31       0.36       0.58(a)       0.58
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.25          0.25      (0.14)     (0.73)        (0.28)
==========================================================================================================================
    Total from investment operations                             0.52          0.56       0.22      (0.15)         0.30
==========================================================================================================================
Less Distributions:
  Dividends from net investment income                          (0.27)        (0.30)     (0.35)     (0.58)        (0.58)
--------------------------------------------------------------------------------------------------------------------------
  Returns of capital                                            (0.01)           --         --         --            --
==========================================================================================================================
    Total distributions                                         (0.28)        (0.30)     (0.35)     (0.58)        (0.58)
==========================================================================================================================
Net asset value, end of period                                $  8.99       $  8.75    $  8.49    $  8.62       $  9.35
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                                  5.98%         6.68%      2.62%     (1.75)%        3.22%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $34,518       $20,793    $20,421    $31,274       $28,354
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets (including interest
  expense):
  With fee waivers and/or expense reimbursements                 1.89%(c)      1.73%      1.74%      1.63%         1.73%(d)
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.19%(c)      1.98%      1.99%      1.88%         1.98%(d)
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets (excluding interest
  expense):
  With fee waivers and/or expense reimbursements                 1.74%(c)      1.73%      1.74%      1.63%         1.73%(d)
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.04%(c)      1.98%      1.99%      1.88%         1.98%(d)
==========================================================================================================================
Ratio of net investment income to average net assets             3.07%(c)      3.55%      4.15%      6.40%         8.14%(d)
==========================================================================================================================
Ratio of interest expense to average net assets(e)               0.15%(c)        --         --         --            --
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate(f)                                         82%           72%        56%        38%           39%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include withdrawal charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $27,136,095.
(d)  Annualized.
(e) Ratio includes interest expense and fees on the committed line of credit.
(f)  Not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Litigation

  On July 6, 2003, Adelphia Communications Corp. ("Adelphia") and related parties, along with its Official Committee of Unsecured Creditors, filed an adversary proceeding in the Adelphia bankruptcy case in the U.S. Bankruptcy Court (SDNY) against more than 360 banks, financial services companies, insurance companies, investment banks, mutual funds and other parties that had arranged for the sale of, or purchased the bank debt of, Adelphia or its related parties. Named Defendants included AIM Floating Rate Fund.

  The Complaint alleges that the purchasers of this bank debt knew, or should have known, that the loan proceeds would not benefit Adelphia, but instead would be used to enrich Adelphia insiders. It seeks avoidance of the loans and recovery of intentionally fraudulent transfers.

  Discovery for this case has been stayed and pending motions have not been ruled upon. Thus, it is not possible to predict its outcome at this early stage of the proceedings.

  Enron Corp. v. J.P. Morgan Securities, AIM Floating Rate Fund, et al.; AIM Floating Rate Fund, along with other parties, was named as a defendant in a case filed in the United States Bankruptcy Court for the Southern District of New York on November 6, 2003. Plaintiff is seeking to declare that certain repurchases by Enron Corp. of commercial paper issued by the company from the defendants were preferential transfers that may be avoided in the bankruptcy proceeding so that they may be avoided. The aggregate amount of the repurchases from the Fund during the 90 days prior to the bankruptcy petition was $9,986,667. At this time, Fund management is unable to make an assessment as to the likelihood of loss, and therefore have not recorded a liability in the financial statements for any potential loss.

Settled Enforcement Actions and Investigations Related to Market Timing

  On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

  Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.


Regulatory Inquiries and Pending Litigation

  The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.


Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.


Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the

United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.


Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM Floating Rate Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, statement of cash flows, changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Floating Rate Fund (the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

February 18, 2005
Houston, Texas

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of December 31, 2004



The address of each trustee and officer of AIM Floating Rate Fund (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1998             Director and Chairman, A I M Management    None
   Trustee, Vice Chair and                          Group Inc. (financial services holding
   President                                        company); Director and Vice Chairman,
                                                    AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a
                                                    global investment management firm)
                                                    Formerly: President and Chief Executive
                                                    Officer, A I M Management Group Inc.;
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered
                                                    investment advisor), A I M Distributors,
                                                    Inc. (registered broker dealer), AIM
                                                    Investment Services, Inc., (registered
                                                    transfer agent), and Fund Management
                                                    Company (registered broker dealer); and
                                                    Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products
---------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003             Director, President and Chief Executive    None
   Trustee and Executive Vice                       Officer, A I M Management Group Inc.
   President                                        (financial services holding company);
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment
                                                    advisor) and A I M Distributors, Inc.
                                                    (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc.
                                                    (registered transfer agent), Fund
                                                    Management Company (registered broker
                                                    dealer) and INVESCO Distributors, Inc.
                                                    (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President
                                                    and Chief Executive Officer, INVESCO
                                                    Funds Group, Inc.; President and Chief
                                                    Executive Officer, INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc
                                                    Advisors, Inc.; and Chairman of
                                                    NationsBanc Investments, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett(3) -- 1944    2001             Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                                (technology consulting company)            and Captaris, Inc. (unified
                                                                                               messaging provider)
---------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2003             Retired                                    None
   Trustee
                                                    Formerly: President and Chief Executive
                                                    Officer, AMC Cancer Research Center; and
                                                    Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         1997             Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                     investment company)
                                                    Formerly: Partner, law firm of Baker &
                                                    McKenzie
---------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2003             Co-President and Founder, Green, Manning   None
   Trustee                                          & Bunch Ltd., (investment banking firm);
                                                    and Director, Policy Studies, Inc. and
                                                    Van Gilder Insurance Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2001             Director of a number of public and         Cortland Trust, Inc. (Chairman)
   Trustee                                          private business corporations, including   (registered investment company);
                                                    the Boss Group Ltd. (private investment    Annuity and Life Re (Holdings),
                                                    and management) and Magellan Insurance     Ltd. (insurance company)
                                                    Company
                                                    Formerly: Director, President and Chief
                                                    Executive Officer, Volvo Group North
                                                    America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various
                                                    affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     2001             Retired                                    None
   Trustee
                                                    Formerly: Chairman, Mercantile Mortgage
                                                    Corp.; President and Chief Operating
                                                    Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile
                                                    Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          2001             Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                          Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                    company) and Texana Timber LP
                                                    (sustainable forestry company)
---------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

As of December 31, 2004

The address of each trustee and officer of AIM Floating Rate Fund (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    OR OFFICER SINCE   DURING PAST 5 YEARS                        HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         2001               Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                            Naftalis and Frankel LLP                   investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2003               Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                            (California)
                                                      Formerly: Associate Justice of the
                                                      California Court of Appeals
-----------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      2001               Formerly: Chief Executive Officer, YWCA    None
   Trustee                                            of the USA
-----------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        2001               Partner, law firm of Pennock & Cooper      None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         1997               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar(4) -- 1939       2001               Executive Vice President, Development      None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-----------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2003               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley(5) -- 1959     2004               Senior Vice President, A I M Management    N/A
   Senior Vice President and                          Group Inc. (financial services holding
   Chief Compliance Officer                           company); Senior Vice President and
                                                      Chief Compliance Officer, A I M
                                                      Advisors, Inc.; Vice President and Chief
                                                      Compliance Officer, A I M Capital
                                                      Management, Inc. and A I M Distributors,
                                                      Inc.; and Vice President, AIM Investment
                                                      Services, Inc. and Fund Management
                                                      Company
                                                      Formerly: Senior Vice President and
                                                      Compliance Director, Delaware
                                                      Investments Family of Funds
-----------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003               Director, Senior Vice President,           N/A
   Senior Vice President,                             Secretary and General Counsel, A I M
   Secretary and Chief Legal                          Management Group Inc. (financial
   Officer                                            services holding company) and A I M
                                                      Advisors, Inc.; Director and Vice
                                                      President, INVESCO Distributors, Inc.;
                                                      Vice President, A I M Capital
                                                      Management, Inc., and AIM Investment
                                                      Services, Inc.; Director, Vice President
                                                      and General Counsel, Fund Management
                                                      Company and Senior Vice President, A I M
                                                      Distributors, Inc.
                                                      Formerly: Senior Vice President and
                                                      General Counsel, Liberty Financial
                                                      Companies, Inc.; and Senior Vice
                                                      President and General Counsel, Liberty
                                                      Funds Group, LLC and Vice President,
                                                      A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004               Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                       Advisors, Inc.
                                                      Formerly: Senior Vice President, AIM
                                                      Investment Services, Inc.; and Vice
                                                      President, A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

(4) Mr. Sklar retired effective December 31, 2004.
(5) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS                 SUB-ADVISOR
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers   INVESCO Senior Secured
Suite 100                     11 Greenway Plaza        Inc.                     LLP                      Management, Inc.
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street    1166 Avenue of the
                              Houston, TX 77046-1173   Suite 100                Suite 2900               Americas
                                                       Houston, TX 77046-1173   Houston, Texas           New York, NY 10036-2727
                                                                                77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN                SUB-SUB-ADVISOR
                              INDEPENDENT TRUSTEES
Ballard Spahr                                          AIM Investment           State Street Bank and    INVESCO Institutional
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company            (N.A.), Inc.
1735 Market Street            & Frankel LLP            P.O. Box 4739            225 Franklin Street      Fixed Income/Stable
Philadelphia, PA 19103-7599   919 Third Avenue         Houston, TX 77210-4739   Boston, MA 02110-2801    Value division
                              New York, NY 10022-3852                                                    The Aegon Center
                                                                                                         400 West Market Street,
                                                                                                         Suite 3300
                                                                                                         Louisville, KY
                                                                                                         40202-3360

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2004, 0% is eligible for the dividends received deduction for corporations.

For its tax year ended December 31, 2004, the Fund designated 0% or the maximum amount allowable of its dividend distributions as qualified dividend income. Your actual amount of qualified dividend income for the calendar year will be reported on Form 1099-DIV. You should consult your tax advisor regarding treatment of these amounts.

REQUIRED STATE INCOME TAX INFORMATION (UNAUDITED)

Of the ordinary dividends paid, 0% was derived from U.S. Treasury Obligations.


            DOMESTIC EQUITY                        INTERNATIONAL/GLOBAL EQUITY                          FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                 TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                     AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund(5)           AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund            AIM Income Fund
AIM Capital Development Fund                 AIM Global Equity Fund(6)                    AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Growth Fund                       AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund                        AIM Money Market Fund
AIM Core Stock Fund(1)                       AIM International Core Equity Fund(1)        AIM Short Term Bond Fund
AIM Dent Demographic Trends Fund             AIM International Growth Fund                AIM Total Return Bond Fund
AIM Diversified Dividend Fund                AIM International Small Company Fund(7)      Premier U.S. Government Money
AIM Dynamics Fund(1)                         AIM Trimark Fund                              Portfolio(1)
AIM Emerging Growth Fund
AIM Large Cap Basic Value Fund                            SECTOR EQUITY                   TAX-FREE
AIM Large Cap Growth Fund
AIM Libra Fund                               AIM Advantage Health Sciences Fund(1)        AIM High Income Municipal Fund
AIM Mid Cap Basic Value Fund                 AIM Energy Fund(1)                           AIM Municipal Bond Fund
AIM Mid Cap Core Equity Fund(2)              AIM Financial Services Fund(1)               AIM Tax-Exempt Cash Fund
AIM Mid Cap Growth Fund                      AIM Global Health Care Fund                  AIM Tax-Free Intermediate Fund
AIM Mid Cap Stock Fund(1)                    AIM Gold & Precious Metals Fund(1)
AIM Opportunities I Fund                     AIM Health Sciences Fund(1)
AIM Opportunities II Fund                    AIM Leisure Fund(1)                          AIM ALLOCATION SOLUTIONS
AIM Opportunities III Fund                   AIM Multi-Sector Fund(1)
AIM Premier Equity Fund                      AIM Real Estate Fund                         AIM Aggressive Allocation Fund
AIM S&P 500 Index Fund(1)                    AIM Technology Fund(1)                       AIM Conservative Allocation Fund
AIM Select Equity Fund                       AIM Utilities Fund(1)                        AIM Moderate Allocation Fund
AIM Small Cap Equity Fund(3)
AIM Small Cap Growth Fund(4)
AIM Small Company Growth Fund(1)             =======================================================================================
AIM Total Return Fund*(1)                    CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS
AIM Trimark Endeavor Fund                    AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR
AIM Trimark Small Companies Fund             AND READ IT THOROUGHLY BEFORE INVESTING.
AIM Weingarten Fund                          =======================================================================================

* Domestic equity and income fund

(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Core Equity Fund to AIM Core Stock Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO Health Sciences Fund to AIM Health Sciences Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO Total Return Fund to AIM Total Return Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) AIM European Small Company Fund will close to new investors when net assets reach $500 million. (6) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (7) Effective December 30, 2004, AIM International Emerging Growth Fund was renamed AIM International Small Company Fund. The fund will close to new investors when net assets reach $500 million.

   If used after April 20, 2005, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $138 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $382 billion in assets under management. Data as of December 31, 2004.

AIMinvestments.com                   FLR-AR-1           A I M Distributors, Inc.




                                    YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
------------------------------------------------------------------------------------
Mutual    Retirement    Annuities    College    Separately    Offshore    Cash             [AIM INVESTMENTS LOGO APPEARS HERE]
Funds     Products                   Savings    Managed       Products    Management             --Registered Trademark--
                                     Plans      Accounts
------------------------------------------------------------------------------------

ITEM 2. CODE OF ETHICS.

     As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Prema Mathai-Davis. Dr. Mathai-Davis is "independent" within the meaning of that term as used in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

FEES BILLED BY PWC RELATED TO THE REGISTRANT

     PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

                                            Percentage of Fees
                                            Billed Applicable                            Percentage of Fees
                                               to Non-Audit                             Billed Applicable to
                                            Services Provided                            Non-Audit Services
                       Fees Billed for     for fiscal year end                           Provided for fiscal
                      Services Rendered      2004 Pursuant to       Fees Billed for         year end 2003
                      to the Registrant         Waiver of        Services Rendered to    Pursuant to Waiver
                     for fiscal year end       Pre-Approval       the Registrant for       of Pre-Approval
                             2004             Requirement(1)     fiscal year end 2003     Requirement(1)(2)
                     -------------------   -------------------   --------------------   --------------------
Audit Fees                 $69,173                  N/A                 $60,729                  N/A
Audit-Related Fees         $     0                  0%                  $     0                  0%
Tax Fees(3)                $ 8,198                  0%                  $ 8,038                  0%
All Other Fees             $     0                  0%                  $     0                  0%
                           -------                                      -------
Total Fees                 $77,371                  0%                  $68,767                  0%
                           =======                                      =======

PWC billed the Registrant aggregate non-audit fees of $8,198 for the fiscal year ended 2004, and $8,038 for the fiscal year ended 2003, for non-audit services rendered to the Registrant.

----------
(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly approved by the Registrant's Audit Committee prior to the completion of the audit by the Audit Committee.

(2) Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve non-audit services. Therefore, the percentage of fees shown in this column only represents fees billed for non-audit services rendered after May 6, 2003, pursuant to a waiver of the pre-approval requirement.

(3) Tax fees for the fiscal year end December 31, 2004 includes fees billed for reviewing tax returns. Tax fees for fiscal year end December 31, 2003 includes fees billed for reviewing tax returns.

FEES BILLED BY PWC RELATED TO AIM AND AIM AFFILIATES

     PWC billed AIM Advisors, Inc. ("AIM"), the Registrant's adviser, and any entity controlling, controlled by or under common control with AIM that provides ongoing services to the Registrant ("AIM Affiliates") aggregate fees for pre-approved non-audit services rendered to AIM and AIM Affiliates for the last two fiscal years as follows:

                        Fees Billed for                               Fees Billed for
                      Non-Audit Services     Percentage of Fees     Non-Audit Services      Percentage of Fees
                     Rendered to AIM and    Billed Applicable to    Rendered to AIM and    Billed Applicable to
                      AIM Affiliates for     Non-Audit Services     AIM Affiliates for      Non-Audit Services
                     fiscal year end 2004    Provided for fiscal   fiscal year end 2003    Provided for fiscal
                      That Were Required        year end 2004       That Were Required        year end 2003
                      to be Pre-Approved     Pursuant to Waiver     to be Pre-Approved    Pursuant to Waiver of
                      by the Registrant's       of Pre-Approval     by the Registrant's        Pre-Approval
                        Audit Committee         Requirement(1)      Audit Committee(2)      Requirement(1)(3)
                     --------------------   --------------------   --------------------   ---------------------
Audit-Related Fees             $0                     0%                     $0                      0%
Tax Fees                       $0                     0%                     $0                      0%
All Other Fees                 $0                     0%                     $0                      0%
                              ---                                           ---
Total Fees(4)                  $0                     0%                     $0                      0%
                              ===                                           ===

----------
(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, AIM and AIM Affiliates to PWC during a fiscal year; and (iii) such services are promptly approved by the Registrant's Audit Committee prior to the completion of the audit by the Audit Committee.

(2) Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve non-audit services. Therefore, the fees billed for non-audit services shown in this column only represents fees for pre-approved non-audit services rendered after May 6, 2003, to AIM and AIM Affiliates.

(3) Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve non-audit services. Therefore, the percentage of fees shown in this column only represents fees billed for non-audit services rendered after May 6, 2003, pursuant to a waiver of the pre-approval requirement.

(4) Including the fees for services not required to be pre-approved by the registrant's audit committee, PWC billed AIM and AIM Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2004, and $0 for the fiscal year ended 2003, for non-audit services rendered to AIM and AIM Affiliates.

     The Audit Committee also has considered whether the provision of non-audit services that were rendered to AIM and AIM Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC's independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

                  PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
                             POLICIES AND PROCEDURES
                      As adopted by the Audit Committees of
                the AIM Funds and the INVESCO Funds (the "Funds")
                         Last Amended September 14, 2004

STATEMENT OF PRINCIPLES

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules"), the Audit Committees of the Funds' (the "Audit Committee") Board of Directors/Trustees (the "Board") are responsible for the appointment, compensation and oversight of the work of independent accountants (an "Auditor"). As part of this responsibility and to assure that the Auditor's independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds ("Service Affiliates") if the services directly impact the Funds' operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees ("general pre-approval") or require the specific pre-approval of the Audit Committees ("specific pre-approval"). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of general pre-approved fee levels will also require specific pre-approval by the Audit Committees.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and states otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

DELEGATION

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Directors. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next quarterly meeting.

AUDIT SERVICES

The annual audit services engagement terms (including fees) will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor's qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

GENERAL PRE-APPROVAL OF NON-AUDIT SERVICES

The Audit Committees may provide general pre-approval of types of non-audit services described in this Section IV to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC's Rules on auditor independence, and otherwise conforms to the Audit Committee's general principles and policies as set forth herein.

AUDIT-RELATED SERVICES

"Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers.

TAX SERVICES

"Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Provider before a tax court, district court or federal court of claims.

ALL OTHER SERVICES

The Audit Committees may pre-approve non-audit services classified as "All other services" that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

SPECIFIC PRE-APPROVAL OF NON-AUDIT SERVICES

The Audit Committees may provide specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the auditor, is consistent with the SEC Rules on auditor independence, and otherwise conforms to the Audit Committees' general principles and policies as set forth herein.

PRE-APPROVAL FEE LEVELS OR ESTABLISHED AMOUNTS

Pre-approval of fees or established amounts for services to be provided by the Auditor under general pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum such amounts will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific pre-approval by the Audit Committees. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

PROCEDURES

On an annual basis, A I M Advisors, Inc. ("AIM") will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds' Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund's Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds' Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds' Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds' Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds' Treasurer or senior management of AIM.

EXHIBIT 1 TO PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES POLICIES AND
PROCEDURES

CONDITIONALLY PROHIBITED NON-AUDIT SERVICES (NOT PROHIBITED IF THE FUND CAN REASONABLY CONCLUDE THAT THE RESULTS OF THE SERVICE WOULD NOT BE SUBJECT TO AUDIT PROCEDURES IN CONNECTION WITH THE AUDIT OF THE FUND'S FINANCIAL STATEMENTS)

     - Bookkeeping or other services related to the accounting records or financial statements of the audit client

     - Financial information systems design and implementation Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

     -    Actuarial services

     -    Internal audit outsourcing services

CATEGORICALLY PROHIBITED NON-AUDIT SERVICES

     -    Management functions

     -    Human resources

     -    Broker-dealer, investment adviser, or investment banking services

     -    Legal services

     -    Expert services unrelated to the audit

     - Any other service that the Public Company Oversight Board determines by regulation is impermissible

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

          Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

          Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                          [INVESCO LOGO APPEARS HERE]

                      PROXY VOTING POLICIES AND PROCEDURES

                                 GENERAL POLICY

INVESCO Institutional (N.A.), Inc. and its wholly-owned subsidiaries, and INVESCO Global Asset Management (N.A.), Inc. (collectively, "INVESCO"), each has responsibility for making investment decisions that are in the best interests of its clients. As part of the investment management services it provides to clients, INVESCO may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.

INVESCO believes that it has a duty to manage clients' assets in the best economic interests of the clients and that the ability to vote proxies is a client asset.

INVESCO reserves the right to amend its proxy policies and procedures from time to time without prior notice to its clients.

                              PROXY VOTING POLICIES

VOTING OF PROXIES

INVESCO will vote client proxies in accordance with the procedures set forth below unless the client for non-ERISA clients retains in writing the right to vote, the named fiduciary (e.g., the plan sponsor) for ERISA clients retains in writing the right to direct the plan trustee or a third party to vote proxies or INVESCO determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith.

BEST ECONOMIC INTERESTS OF CLIENTS

In voting proxies, INVESCO will take into consideration those factors that may affect the value of the security and will vote proxies in a manner in which, in its opinion, is in the best economic interests of clients. INVESCO endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients.

ISS SERVICES

INVESCO has contracted with Institutional Shareholder Services ("ISS"), an independent third party service provider, to vote INVESCO's clients' proxies according to ISS's proxy voting recommendations. In addition, ISS will provide proxy analyses, vote recommendations, vote execution and record-keeping services for clients for which INVESCO has proxy voting responsibility. On an annual basis, INVESCO will review information obtained from ISS to ascertain whether ISS (i) has the capacity and competency to adequately analyze proxy issues, and
(ii) can make such recommendations in an impartial manner and in the best economic interest of INVESCO's clients. This may include a review of ISS' Policies, Procedures and Practices Regarding Potential Conflicts of Interests and obtaining information about the work ISS does for corporate issuers and the payments ISS receives from such issuers.

Custodians forward proxy materials for clients who rely on INVESCO to vote proxies to ISS. ISS is responsible for exercising the voting rights in accordance with the ISS proxy voting guidelines. If INVESCO receives proxy materials in connection with a client's account where the client has, in writing, communicated to INVESCO that the client, plan fiduciary or other third party has reserved the right to vote proxies, INVESCO will forward to the party appointed by client any proxy materials it receives with respect to the account. In order to avoid voting proxies in circumstances where INVESCO, or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has engaged ISS to provide the proxy analyses, vote recommendations and voting of proxies.

In the event that (i) ISS recuses itself on a proxy voting matter and makes no recommendation or (ii) INVESCO decides to override the ISS vote recommendation, the Proxy Committee will review the issue and direct ISS how to vote the proxies as described below.

PROXY COMMITTEE

The Proxy Committee shall have seven (7) members, which shall include representatives from portfolio management, operations, and legal/compliance or other functional departments as deemed appropriate who are knowledgeable regarding the proxy process. A majority of the members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote. The chair of the Proxy Committee shall be chosen by the Chief Compliance Officer of INVESCO. The Proxy Committee shall keep minutes of its meetings that shall be kept with the proxy voting records of INVESCO. The Proxy Committee will appoint a Proxy Manager to manage the proxy voting process, which includes the voting of proxies and the maintenance of appropriate records.

Proxy Committee meetings shall be called by the Proxy Manager when override submissions are made and in instances when ISS has recused itself from a vote recommendation. In these situations, the Proxy Committee shall meet and determine how proxies are to be voted in the best interests of clients.

The Proxy Committee periodically reviews new types of corporate governance issues, evaluates proposals not addressed by the ISS proxy voting guidelines in instances when ISS has recused itself, and determines how INVESCO should vote. The Committee monitors adherence to these Procedures, industry trends and reviews the ISS proxy voting guidelines.

ISS RECUSAL

When ISS makes no recommendation on a proxy voting issue or is recused due to a conflict of interest, the Proxy Committee will review the issue and, if INVESCO does not have a conflict of interest, direct ISS how to vote the proxies. In such cases where INVESCO has a conflict of interest, INVESCO, in its sole discretion, shall either (a) vote the proxies pursuant to ISS's general proxy voting guidelines, (b) engage an independent third party to provide a vote recommendation, or (c) contact its client(s) for direction as to how to vote the proxies.

OVERRIDE OF ISS RECOMMENDATION

There may be occasions where the INVESCO investment personnel, senior officers or a member of the Proxy Committee seek to override ISS's recommendations if they believe that ISS's recommendations are not in accordance with the best economic interests of clients. In the event that an individual listed above in this section disagrees with an ISS recommendation on a particular voting issue, the individual shall document in writing the reasons that he/she believes that the ISS recommendation is not in accordance with clients' best economic interests and submit such written documentation to the Proxy Manager for consideration by the Proxy Committee. Upon review of the documentation and consultation with the individual and others as the Proxy Committee deems appropriate, the Proxy Committee may make a determination to override the ISS voting recommendation if the Committee determines that it is in the best economic interests of clients and the Committee has addressed conflict of interest issues as discussed below.

PROXY COMMITTEE MEETINGS

When a Proxy Committee Meeting is called, whether because of an ISS recusal or request for override of an ISS recommendation, the Proxy Committee shall review the report of the Chief Compliance Officer as to whether any INVESCO person has reported a conflict of interest.

The Proxy Committee shall review the information provided to it to determine if a real or perceived conflict of interest exists and the minutes of the Proxy Committee shall:

     (1)  describe any real or perceived conflict of interest,

     (2)  discuss any procedure used to address such conflict of interest,

     (3) report any contacts from outside parties (other than routine communications from proxy solicitors), and

     (4) include confirmation that the recommendation as to how the proxies are to be voted is in the best economic interests of clients and was made without regard to any conflict of interest.

Based on the above review and determinations, the Proxy Committee will direct ISS how to vote the proxies.

CERTAIN PROXY VOTES MAY NOT BE CAST

In some cases, INVESCO may determine that it is not in the best economic interests of clients to vote proxies. For example, proxy voting in certain countries outside the United States requires share blocking. Shareholders who wish to vote their proxies must deposit their shares 7 to 21 days before the date of the meeting with a designated depositary. During the blocked period, shares to be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to the Custodian/Sub-Custodian bank. In addition, voting certain international securities may involve unusual costs to clients. In other cases, it may not be possible to vote certain proxies despite good faith efforts to do so, for instance when inadequate notice of the matter is provided. In the instance of loan securities, voting of proxies typically requires termination of the loan, so it is not usually in the best economic interests of clients to vote proxies on loaned securities. INVESCO typically will not, but reserves the right to, vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply. If INVESCO does not vote, it would have made the determination that the cost of voting exceeds the expected benefit to the client. The Proxy Manager shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of INVESCO.

PROXY VOTING RECORDS

Clients may obtain information about how INVESCO voted proxies on their behalf by contacting their client services representative. Alternatively, clients may make a written request for proxy voting information to: Proxy Manager, 1360 Peachtree Street, N.E., Atlanta, Georgia 30309.

                              CONFLICTS OF INTEREST

PROCEDURES TO ADDRESS CONFLICTS OF INTEREST AND IMPROPER INFLUENCE

In order to avoid voting proxies in circumstances where INVESCO or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has contracted with ISS to provide proxy analyses, vote recommendations and voting of proxies. Unless noted otherwise by ISS, each vote recommendation provided by ISS to INVESCO includes a representation from ISS that ISS faces no conflict of interest with respect to the vote. In instances where ISS has recused itself and makes no recommendation on a particular matter or if an override submission is requested, the Proxy Committee shall determine how the proxy is to be voted and instruct the Proxy Manager accordingly in which case the conflict of interest provisions discussed below shall apply.

In effecting the policy of voting proxies in the best economic interests of clients, there may be occasions where the voting of such proxies may present a real or perceived conflict of interest between INVESCO, as the investment manager, and clients.

For each director, officer and employee of INVESCO ("INVESCO person"), the interests of INVESCO's clients must come first, ahead of the interest of INVESCO and any person within the INVESCO organization, which includes INVESCO's affiliates.

Accordingly, each INVESCO person must not put "personal benefit," whether tangible or intangible, before the interests of clients of INVESCO or otherwise take advantage of the relationship to INVESCO's clients. "Personal benefit" includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of INVESCO, as appropriate. It is imperative that each of INVESCO's directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of INVESCO's clients.

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may also exist if INVESCO has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. An INVESCO person (excluding members of the Proxy Committee) shall not be considered to have a conflict of interest if the INVESCO person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote. Any individual with actual knowledge of a conflict of interest relating to a particular referral item shall disclose that conflict to the Chief Compliance Officer.

The following are examples of situations where a conflict may exist:

     - Business Relationships - where INVESCO manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;

     - Personal Relationships - where a INVESCO person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships; and

     - Familial Relationships - where an INVESCO person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company).

In the event that INVESCO (or an affiliate) manages assets for a company, its pension plan, or related entity or where any member of the Proxy Committee has a personal conflict of interest, and where clients' funds are invested in that company's shares, the Proxy Committee will not take into consideration this relationship and will vote proxies in that company solely in the best economic interest of its clients.

It is the responsibility of the Proxy Manager and each member of the Proxy Committee to report any real or potential conflict of interest of which such individual has actual knowledge to the Chief Compliance Officer, who shall present any such information to the Proxy Committee. However, once a particular conflict has been reported to the Chief Compliance Officer, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict.

In addition, the Proxy Manager and each member of the Proxy Committee shall certify annually as to their compliance with this policy. In addition, any INVESCO person who submits an ISS override recommendation to the Proxy Committee shall certify as to their compliance with this policy concurrently with the submission of their override recommendation. A form of such certification is attached as Appendix A hereto.

In addition, members of the Proxy Committee must notify INVESCO's Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within INVESCO or by an affiliated company's representatives with regard to how INVESCO should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings to the INVESCO Risk Management Committee. In the event that it is determined that improper influence was made, the Risk Management Committee will determine the appropriate action to take which may include, but is not limited to, (1) notifying the affiliated company's Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best economic interest of clients.

Furthermore, members of the Proxy Committee must advise INVESCO's Chief Compliance Officer and fellow Committee members of any real or perceived conflicts of interest he or she may have with regard to how proxies are to be voted regarding certain companies (e.g., personal security ownership in a company, or personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships). After reviewing such conflict, upon advice from the Chief Compliance Officer, the Committee may require such Committee member to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how INVESCO should vote such proxy.

                           ISS PROXY VOTING GUIDELINES

A copy of ISS's Proxy Voting Guidelines Summary in effect as of the revised date set forth on the title page of this Proxy Voting Policy is attached hereto as Appendix B.

                                                                      APPENDIX A

                        ACKNOWLEDGEMENT AND CERTIFICATION

          I acknowledge that I have read the INVESCO Proxy Voting Policy (a copy of which has been supplied to me, which I will retain for future reference) and agree to comply in all respects with the terms and provisions thereof. I have disclosed or reported all real or potential conflicts of interest to the INVESCO Compliance Officer and will continue to do so as matters arise. I have complied with all provisions of this Policy.

                                        ----------------------------------------
                                                       Print Name


---------------                         ----------------------------------------
      Date                                             Signature

                                                                      APPENDIX B

                    ISS 2005 PROXY VOTING GUIDELINES SUMMARY

The following is a condensed version of all proxy voting recommendations contained in the ISS Proxy Voting Manual.

1.   Operational Items

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction for which ISS has recommended a FOR vote. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

     - An auditor has a financial interest in or association with the company, and is therefore not independent

     -    Fees for non-audit services are excessive, or

     - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, the number of Audit Committee meetings held each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:

composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

     - Attend less than 75 percent of the board and committee meetings without a valid excuse

     -    Implement or renew a dead-hand or modified dead-hand poison pill

     - Adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

     - Ignore a shareholder proposal that is approved by a majority of the shares outstanding

     - Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

     - Failed to act on takeover offers where the majority of the shareholders tendered their shares

     - Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

     - Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

     - Are audit committee members and the non-audit fees paid to the auditor are excessive. In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

     - Are inside directors or affiliated outside directors and the full board is less than majority independent

     - Sit on more than six public company boards or on more than two public boards in addition to their own if they are CEOs of public companies.

     - Are on the compensation committee when there is a negative correlation between chief executive pay and company performance

     - Have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

AGE LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis based on the extent that shareholders have access to the board through their own nominations.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

     - The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

     -    Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Generally vote FOR shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

     - Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director)

     -    Two-thirds independent board

     -    All-independent key committees

     -    Established governance guidelines

Additionally, the company should not have under-performed its peers.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

OPEN ACCESS

Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent's rationale for targeting the company in terms of board and director conduct.

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

TERM LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

2.   Proxy Contests

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

     - Long-term financial performance of the target company relative to its industry; management's track record

     -    Background to the proxy contest

     -    Qualifications of director nominees (both slates)

     - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions

REIMBURSING PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

3.   Anti-takeover Defenses and Voting Related Issues

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

4.   Mergers and Corporate Restructurings

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

     -    Purchase price

     -    Fairness opinion

     -    Financial and strategic benefits

     -    How the deal was negotiated

     -    Conflicts of interest

     -    Other alternatives for the business

     -    Non-completion risk

ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

     -    Impact on the balance sheet/working capital

     -    Potential elimination of diseconomies

     -    Anticipated financial and operating benefits

     -    Anticipated use of funds

     -    Value received for the asset

     -    Fairness opinion

     -    How the deal was negotiated

     -    Conflicts of interest.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.

In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items.

In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest. Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

     -    Dilution to existing shareholders' position

     -    Terms of the offer

     -    Financial issues

     -    Management's efforts to pursue other alternatives

     -    Control issues

     -    Conflicts of interest

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

     -    The reasons for the change

     -    Any financial or tax benefits

     -    Regulatory benefits

     -    Increases in capital structure

     -    Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

     - Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS

     -    Capital Structure model

     -    Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following:

     - offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

     - percentage of assets/business contributed percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and non-completion risk.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

     - Prospects of the combined company, anticipated financial and operating benefits

     -    Offer price

     -    Fairness opinion

     -    How the deal was negotiated

     -    Changes in corporate governance

     -    Change in the capital structure

     -    Conflicts of interest

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest. Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPIN-OFFS

Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on:

     -    Tax and regulatory advantages

     -    Planned use of the sale proceeds

     -    Valuation of spin-off

     -    Fairness opinion

     -    Benefits to the parent company

     -    Conflicts of interest

     -    Managerial incentives

     -    Corporate governance changes

     -    Changes in the capital structure

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

5.   State of Incorporation

CONTROL SHARE ACQUISITION PROVISIONS

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASH-OUT PROVISIONS

Vote FOR proposals to opt out of control share cash-out statutes.

DISGORGEMENT PROVISIONS

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZE-OUT PROVISIONS

Vote FOR proposals to opt out of state freeze-out provisions.

GREENMAIL

Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

STATE ANTI-TAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

6.   Capital Structure

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

     - It is intended for financing purposes with minimal or no dilution to current shareholders

     - It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

     - more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spin-off.

7.   Executive and Director Compensation

Votes with respect to equity-based compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to plan participants, adjusted for:

     - Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

     -    Cash compensation, and

     -    Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization.

Vote AGAINST plans that expressly permit the re-pricing of underwater stock options without shareholder approval. Generally vote AGAINST plans in which (I) there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based and (2) the CEO is the participant of the equity proposal. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also may WITHHOLD votes from the Compensation Committee members.

Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean and is over two percent of common shares outstanding. See Table 1 for details.

TABLE 1: PROXY SEASON 2005 BURN RATE THRESHOLDS

                                                   RUSSELL 3000                  NON-RUSSELL 3000
                                          -----------------------------   ------------------------------
                                                  Standard   Mean + Std            Standard   Mean + Std
    GICS               GICS Dsec          Mean   Deviation       Dev       Mean   Deviation       Dev
------------   ------------------------   ----   ---------   ----------   -----   ---------   ----------
1010           Energy                     1.60%    1.02%        2.61%     2.59%     2.19%        4.78%
1510           Materials                  1.55%     .81%        2.36%     2.54%     1.92%        4.46%
2010           Capital Goods              1.86%    1.19%        3.05%     3.23%     2.93%        6.17%
2020           Commercial Services &       287%    1.53%        4.40%     4.39%     3.68%        8.07%
               Supplies
2030           Transportation             2.10%    1.50%        3.60%     2.44%     2.22%        4.66%
2510           Automobiles & Components   2.10%    1.37%        3.48%     2.90%     2.28%        5.18%
2520           Consumer Durables &        2.40%    1.51%        3.90%     3.42%     2.79%        6.21%
               Apparel
2530           Hotels Restaurants &       2.39%    1.08%        3.48%     3.30%     2.87%        6.17%
               Leisure
2540           Media                      2.34%    1.50%        3.84%     4.12%     2.89%        7.01%
2550           Retailing                  2.89%    1.95%        4.84%     4.26%     3.50%        7.75%
3010 to 3030   Food & Staples Retailing   1.98%    1.50%        3.48%     3.37%     3.32%        6.68%
3510           Health Care Equipment &    3.24%    1.96%        5.20%     4.55%     3.24%        7.79%
               Services
3520           Pharmaceuticals &          3.60%    1.72%        5.32%     5.77%     4.15%        9.92%
               Biotechnology
4010           Banks                      1.44%    1.17%        2.61%     1.65%     1.60%        3.25%
4020           Diversified Financials     3.12%    2.54%        5.66%     5.03%     3.35%        8.55%
4030           Insurance                  1.45%     .88%        2.32%     2.47%     1.77%        4.24%
4040           Real Estate                1.01%     .89%        1.90%     1.51%     1.50%        3.01%
4510           Software & Services        5.44%    3.05%        8.49%     8.08%     6.01%       14.10%
4520           Technology Hardware &      4.00%    2.69%        6.68%     5.87%     4.25%       10.12%
               Equipment
4530           Semiconductors &           5.12%    2.86%        7.97%     6.79%     3.95%       10.74%
               Semiconductor Equipment
5010           Telecommunications         2.56%    2.39%        4.95%     4.66%     3.90%        8.56%
               Services
5510           Utilities                   .90%     .65%        1.55%     3.74%     4.63%        8.38%

A company with high three-year average burn rates may avoid triggering the burn rate policy by committing to the industry average over the next years.

However, the above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate that they have improved committee performance based on additional public filing such as a DEFA 14A or

8K. The additional filing needs to present strong and compelling evidence of improved performance with new information that has not been disclosed in the original proxy statement. The reiteration of the compensation committee report will not be sufficient evidence of improved committee performance.

Evidence of improved compensation committee performance includes all of the following:

The compensation committee has reviewed all components of the CEO's compensation, including the following:

     -    Base salary, bonus, long-term incentives

     - Accumulative realized and unrealized stock option and restricted stock gains

     - Dollar value of perquisites and other personal benefits to the CEO and the cost to the company

     - Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program

     - Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs)

A tally sheet setting forth all the above components was prepared and reviewed affixing dollar amounts under the various payout scenarios.

A tally sheet with all the above components should be disclosed for the following termination scenarios:

     -    Payment if termination occurs within 12 months: $_____

     -    Payment if "not for cause" termination occurs within 12 months:
          $______

     -    Payment if "change of control" termination occurs within 12 months:
          $_____

The compensation committee is committed to provide additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

(1) The compensation committee is committed to grant a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options' or performance-accelerated grants(2). Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

----------
(1) Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.

(2) The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

Based on the additional disclosure of improved performance of the compensation committee, ISS will generally vote FOR the compensation committee members up for annual election and vote FOR the employee-based stock plan if there is one on the ballot. However, ISS is not likely to vote FOR the compensation committee members and/or the employee-based stock plan if ISS believes the company has not provided compelling and sufficient evidence of transparent additional disclosure of executive compensation based on the above requirements.

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

On occasion, director stock plans that set aside a relatively small of shares when combined with employee or executive stock compensation plans exceed the allowable cap. In such cases, starting proxy season 2005, ISS will supplement the analytical approach with a qualitative review of board compensation for companies, taking into consideration:

     -    Director stock ownership guidelines

          -    A minimum of three times the annual cash retainer.

     -    Vesting schedule or mandatory holding/deferral period

          - A minimum vesting of three years for stock options or restricted stock, or

          - Deferred stock payable at the end of a three-year deferral period.

     -    Mix between cash and equity

          - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity.

          - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

     -    Retirement/Benefit and Perquisites programs

          - No retirement/benefits and perquisites provided to non-employee directors.

     -    Quality of disclosure

          - Provide detailed disclosure on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

For ISS to recommend a vote FOR director equity plans based on the above qualitative features, a company needs to demonstrate that it meets all the above qualitative features in its proxy statement.

STOCK PLANS IN LIEU OF CASH

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS. In cases where the exchange is not dollar-for-dollar, the

----------
(2) Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

request for new or additional shares for such equity program will be considered in the quantitative model. However, the cost would be lower than full-value awards since part of the deferral compensation is in-lieu-of cash compensation.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO RE-PRICE OPTIONS

Votes on management proposals seeking approval to re-price options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

     -    Historic trading patterns

     -    Rationale for the re-pricing

     -    Value-for-value exchange

     -    Treatment of surrendered options

     -    Option vesting

     -    Term of the option

     -    Exercise price

     -    Participation

QUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Votes on qualified employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

     -    Purchase price is at least 85 percent of fair market value

     -    Offering period is 27 months or less, and

     - The number of shares allocated to the plan is ten percent or less of the outstanding shares

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

     -    Purchase price is less than 85 percent of fair market value, or

     -    Offering period is greater than 27 months, or

     - The number of shares allocated to the plan is more than ten percent of the outstanding shares

NONQUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Votes on nonqualified employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR nonqualified employee stock purchase plans with all the following features:

     - Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company)

     - Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary

     - Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value

     - No discount on the stock price on the date of purchase since there is a company matching contribution

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 40 1(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote FOR shareholder proposals to put option re-pricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

PERFORMANCE-BASED AWARDS

Generally vote FOR shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless:

     - The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options)

     - The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

GOLDEN PARACHUTES AND EXECUTIVE SEVERANCE AGREEMENTS

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

     -    The triggering mechanism should be beyond the control of management

     - The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs

     - Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. ISS defines change in control as a change in the company ownership structure

PENSION PLAN INCOME ACCOUNTING

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERP5)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

8.   Social and Environmental Issues

                        CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

     - The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

     - The availability and feasibility of alternatives to animal testing to ensure product safety, and

     -    The degree that competitors are using animal-free testing

     Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

     - The company has already published a set of animal welfare standards and monitors compliance

     - The company's standards are comparable to or better than those of peer firms, and

     - There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

     -    Whether the proposal focuses on a specific drug and region

     - Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in

     - terms of reduced profits, lower R&D spending, and harm to competitiveness

     - The extent that reduced prices can be offset through the company's marketing budget without affecting

     -    R&D spending

     -    Whether the company already limits price increases of its products

     - Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries

     -    The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

     - The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

     - The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure

     - Company's current disclosure on the feasibility of GE product labeling, including information on the related costs

     - Any voluntary labeling initiatives undertaken or considered by the company

     - Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds

     - The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

     - The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure

     - The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community. Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HI V/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:

     - The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees

     - The company's existing healthcare policies, including benefits and healthcare access for local workers

     -    Company donations to healthcare providers operating in the region

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and Malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

     - Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

     - Whether the company has adequately disclosed the financial risks of its sub-prime business

     - Whether the company has been subject to violations of lending laws or serious lending controversies

     -    Peer companies' policies to prevent abusive lending practices

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

     -    Whether the company complies with all local ordinances and regulations

     - The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

     -    The risk of any health-related liabilities.

Advertising to youth:

     - Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

     - Whether the company has gone as far as peers in restricting advertising

     - Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

     -    Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:

     -    The percentage of the company's business affected

     - The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spin-off tobacco-related businesses:

     -    The percentage of the company's business affected

     -    The feasibility of a spin-off

     -    Potential future liabilities related to the company's tobacco business

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

                             ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

     - New legislation is adopted allowing development and drilling in the ANWR region;

     -    The company intends to pursue operations in the ANWR; and

     - The company does not currently disclose an environmental risk report for their operations in the ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

     - The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

     - The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

     - Environmentally conscious practices of peer companies, including endorsement of CERES

     -    Costs of membership and implementation.

ENVIRONMENTAL-ECONOMIC RISK REPORT

Vote CASE by CASE on proposals requesting an economic risk assessment of environmental performance considering:

     -    The feasibility of financially quantifying environmental risk factors,

     - The company's compliance with applicable legislation and/or regulations regarding environmental performance,

     -    The costs associated with implementing improved standards,

     - The potential costs associated with remediation resulting from poor environmental performance, and

     - The current level of disclosure on environmental policies and initiatives.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

     -    The nature of the company's business and the percentage affected

     -    The extent that peer companies are recycling

     -    The timetable prescribed by the proposal

     -    The costs and methods of implementation

     - Whether the company has a poor environmental track record, such as violations of federal and state regulations

RENEWABLE ENERGY

In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

SUSTAINABILITY REPORT

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

     - The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; comprehensive Code of Corporate Conduct; and/or Diversity Report; or

     - The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

                            GENERAL CORPORATE ISSUES

OUTSOURCING/OFFSHORING

Vote Case by Case on proposals calling for companies to report on the risks associated with outsourcing, considering:

     -    Risks associated with certain international markets

     -    The utility of such a report to shareholders

     - The existence of a publicly available code of corporate conduct that applies to international operations

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

     -    The relevance of the issue to be linked to pay

     - The degree that social performance is already included in the company's pay structure and disclosed

     - The degree that social performance is used by peer companies in setting pay

     - Violations or complaints filed against the company relating to the particular social performance measure

     - Artificial limits sought by the proposal, such as freezing or capping executive pay

     -    Independence of the compensation committee

     -    Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

     - The company is in compliance with laws governing corporate political activities, and

     - The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

                        LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

     - There are serious controversies surrounding the company's China operations, and

     - The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

     -    The nature and amount of company business in that country

     -    The company's workplace code of conduct

     -    Proprietary and confidential information involved

     -    Company compliance with U.S. regulations on investing in the country

     -    Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

     - The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

     -    Agreements with foreign suppliers to meet certain workplace standards

     -    Whether company and vendor facilities are monitored and how

     -    Company participation in fair labor organizations

     -    Type of business

     -    Proportion of business conducted overseas

     -    Countries of operation with known human rights abuses

     - Whether the company has been recently involved in significant labor and human rights controversies or violations

     -    Peer company standards and practices

     -    Union presence in company's international factories

     Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

     - The company does not operate in countries with significant human rights violations

     -    The company has no recent human rights controversies or violations, or

     - The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

     -    Company compliance with or violations of the Fair Employment Act of
          1989

     - Company antidiscrimination policies that already exceed the legal requirements

     -    The cost and feasibility of adopting all nine principles

     - The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

     -    The potential for charges of reverse discrimination

     - The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

     -    The level of the company's investment in Northern Ireland

     -    The number of company employees in Northern Ireland

     -    The degree that industry peers have adopted the MacBride Principles

     - Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

                                MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

     -    Whether the company has in the past manufactured landmine components

     -    Whether the company's peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

     -    What weapons classifications the proponent views as cluster bombs

     - Whether the company currently or in the past has manufactured cluster bombs or their components

     -    The percentage of revenue derived from cluster bomb manufacture

     -    Whether the company's peers have renounced future production

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

OPERATIONS IN NATIONS SPONSORING TERRORISM (IRAN)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in Iran, taking into account current disclosure on:

     - The nature and purpose of the Iranian operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption

     -    Compliance with U.S. sanctions and laws

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

     -    The information is already publicly available or

     -    The disclosures sought could compromise proprietary information.

                               WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

     - The board composition is reasonably inclusive in relation to companies of similar size and business or

     - The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or nondiscrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

     -    The degree of board diversity

     -    Comparison with peer companies

     -    Established process for improving board diversity

     -    Existence of independent nominating committee

     -    Use of outside search firm

     -    History of EEO violations

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

     -    The company has well-documented equal opportunity programs

     - The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

     -    The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

     _    The composition of senior management and the board is fairly inclusive

     _ The company has well-documented programs addressing diversity initiatives and leadership development

     _ The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

     _ The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION

Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company. Vote AGAINST proposals to ext end company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

10.  Mutual Fund Proxies

ELECTION OF DIRECTORS

Vote the election of directors on a CASE-BY-CASE basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Votes should be withheld from directors who:

     _ attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable.

     _ In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

     _ ignore a shareholder proposal that is approved by a majority of shares outstanding;

     _ ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years;

     _    are interested directors and sit on the audit or nominating committee;
          or

     _    are interested directors and the full board serves as the audit or

     _ nominating committee or the company does not have one of these committees.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

PROXY CONTESTS

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

     _    Past performance relative to its peers

     _    Market in which fund invests

     _    Measures taken by the board to address the issues

     _ Past shareholder activism, board activity, and votes on related proposals

     _    Strategy of the incumbents versus the dissidents

     _    Independence of directors

     _    Experience and skills of director candidates

     _    Governance profile of the company

     _    Evidence of management entrenchment

INVESTMENT ADVISORY AGREEMENTS

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

     _    Proposed and current fee schedules

     _    Fund category/investment objective

     _    Performance benchmarks

     _    Share price performance as compared with peers

     _    Resulting fees relative to peers

     _    Assignments (where the advisor undergoes a change of control)

APPROVING NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors: stated specific financing purpose, possible dilution for common shares, and whether the shares can be used for anti-takeover purposes

1940 ACT POLICIES

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

     _ potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with t he current SEC interpretation.

CHANGING A FUNDAMENTAL RESTRICTION TO A NON-FUNDAMENTAL RESTRICTION

Proposals to change a fundamental restriction to a non-fundamental restriction should be evaluated on a CASE- BY-CASE basis, considering the following factors: the fund's target investments, the reasons given by the fund for the change, and the projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NON-FUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

NAME CHANGE PROPOSALS

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors: political/economic changes in the target market, consolidation in the target market, and current asset composition

CHANGE IN FUND'S SUB-CLASSIFICATION

Votes on changes in a fund's sub-classification should be determined on a CASE-BY-CASE basis, considering the following factors: potential competitiveness, current and potential returns, risk of concentration, and consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: strategies employed to salvage the company; the fund's past performance; and terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

     _    The degree of change implied by the proposal

     _    The efficiencies that could result

     _    The state of incorporation

     _    Regulatory standards and implications

Vote AGAINST any of the following changes:

     _ Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

     _ Removal of shareholder approval requirement for amendments to the new declaration of trust

     _ Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

     _ Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

     _ Removal of shareholder approval requirement to engage in and terminate sub-advisory arrangements

     _ Removal of shareholder approval requirement to change the domicile of the fund

CHANGING THE DOMICILE OF A FUND

Vote re-incorporations on a CASE-BY-CASE basis, considering the following factors:

     _ regulations of both states; required fundamental policies of both states; and the increased flexibility available.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUB-ADVISORS WITHOUT SHAREHOLDER APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate sub-advisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

     _ fees charged to comparably sized funds with similar objectives, the proposed distributor's reputation and past performance, the competitiveness of the fund in the industry, and terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

     _ resulting fee structure, performance of both funds, continuity of management personnel, and changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE THE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors:

     _ performance of the fund's NAV, the fund's history of shareholder relations, and the performance of other funds under the advisor's management.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

          Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

          Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

          None

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of December 16, 2004, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of December 16, 2004, the Registrant's disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

12(a)(1)   Code of Ethics.

12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)   Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Floating Rate Fund


By: /s/ ROBERT H. GRAHAM
    ---------------------------------
    Robert H. Graham
    Principal Executive Officer

Date: March 9, 2005

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ ROBERT H. GRAHAM
    ---------------------------------
    Robert H. Graham
    Principal Executive Officer

Date: March 9, 2005


By: /s/ SIDNEY M. DILGREN
    ---------------------------------
    Sidney M. Dilgren
    Principal Financial Officer

Date: March 9, 2005

                                  EXHIBIT INDEX

12(a)(1)   Code of Ethics.

12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)   Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.